UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Brian D. Bullard

American Funds Global Balanced Fund

6455 Irvine Center Drive

Irvine, CA 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Global Balanced FundSM Annual report for the year ended October 31, 2019

A balanced fund
with global scope

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	Lifetime (since 2/1/11)

Reflecting 5.75% maximum sales charge	–2.79%	2.51%	5.03%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.84% for Class A shares as of the prospectus dated January 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s 30-day yield for Class A shares as of November 30, 2019, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.74%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Summary investment portfolio

12	Financial statements

35	Board of trustees and other officers

Fellow investors:

Global stocks rose during American Funds Global Balanced Fund’s most recent fiscal year. A sharp rebound from a selloff in late 2018 produced double-digit gains through the fund’s October 31 fiscal year-end. The U.S.-China trade dispute hung over financial markets through the year, triggering several bouts of volatility. Over the summer, monetary easing by central banks around the world helped support risk assets and drove down bond yields.

The U.S. equity market rallied, fueled by still-solid corporate earnings and comparatively strong economic growth. European equities advanced despite weak growth and political tensions. Emerging markets stocks also rose despite a slowdown in China and pressures on global trade. Global bond returns were positive as central bank rate cuts drove down yields. The MSCI ACWI (All Country World Index), which measures global equity markets, returned 12.59%, while the Bloomberg Barclays Global Aggregate Index, which measures investment-grade bonds (rated BBB–/Baa3 and above),1 returned 9.54%.

For the 12 months ended October 31, 2019, American Funds Global Balanced Fund returned 10.40%. The fund’s peer group, represented by the Lipper Flexible Portfolio Funds Index, returned 10.76%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index, which blends the stock and bond indexes at 60% and 40%, respectively, returned 11.70%. Over its lifetime, the fund has returned an annualized 5.92%, outpacing the 60%/40% blend’s 5.52% lifetime return. The fund made four dividend distributions during the past year, totaling approximately 65 cents a share.

Results at a glance

Returns for periods ended October 31, 2019, with all distributions reinvested.

	Cumulative total returns	Average annual total returns
	1 year	5 years	Lifetime (since 2/1/11)

American Funds Global Balanced Fund (Class A shares)	10.40%	3.91%	5.92%
MSCI ACWI (All Country World Index)[2]	12.59	7.08	7.50
Bloomberg Barclays Global Aggregate Index[3]	9.54	2.13	2.18
60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index[2,3,4]	11.70	5.25	5.52
Lipper Flexible Portfolio Funds Index[5]	10.76	5.34	6.33

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness.
[2]	Source: MSCI. MSCI ACWI results reflect dividends net of withholding taxes. The index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets.
[3]	Source: Bloomberg Index Services Ltd.
[4]	The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI with the Bloomberg Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[5]	Source: Thompson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

American Funds Global Balanced Fund	1

Market review

U.S. stocks ended the fiscal year near record highs despite several pronounced selloffs in response to escalating trade tensions. Stock markets in most other advanced economies also performed strongly in 2019. Emerging markets stocks advanced despite currency weakness, reduced export demand and idiosyncratic developments in Turkey, Argentina and elsewhere. Despite these challenges, we still see opportunities to invest in quality emerging markets companies.

Globally, information technology led all stock sectors during the fund’s fiscal year. Real estate stocks also rose sharply as interest rates declined. The utilities sector was also a top gainer. Energy was the only sector to lose ground amid lower oil prices.

U.S. economic growth has slowed modestly over the past year, driven largely by weakness in manufacturing, although it still outpaced tepid growth in Japan and the euro area. Fifty-year lows in the unemployment rate and rising wages are supporting U.S. consumer spending, but uncertainty surrounding global trade and other geopolitical risks has weighed on business sentiment and capital investment. The U.S. Federal Reserve (Fed) in October cut interest rates for a third time this year to fend off a deeper downturn, but indicated that it would pause further easing for the time being.

The European Central Bank (ECB) in September cut interest rates further into negative territory and announced it will resume its bond-buying program. Core inflation remained well below the ECB’s inflation target of below, but close to, 2%. Ongoing uncertainty surrounding the terms of the U.K.’s departure from the European Union and its potential effect on trade weighed on the U.K. economy.

Equities posted solid gains in Asia, except for Japan, where the advance was less robust amid a weak economy and low inflation. Meaningfully slower growth in China owing in part to the trade dispute has weighed on the region and carries the risk of more significant external effects.

In bond markets, U.S. Treasury yields fell as the Fed pivoted from tightening monetary policy to cutting rates. Sovereign bond yields in many other countries turned negative; in Germany, the entire yield curve did so. Toward the end of the fiscal year, roughly 30% of outstanding bonds globally carried negative yields. In emerging markets, bond spreads widened relative to U.S. Treasuries. U.S. corporate bonds delivered strong returns in the fiscal year, with investment-grade returns topping high yield. The euro and many emerging markets currencies weakened against the U.S. dollar, a headwind for the fund given its significant exposure to investments outside the U.S. The Japanese yen, benefiting from its safe-haven status, strengthened modestly.

Portfolio review

While the fund posted a strong absolute return over the full fiscal year, it trailed the unmanaged 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index blend. Exposure to energy and tobacco stocks was a headwind, while health care, technology and financials stocks contributed positively to results. We found opportunities to buy stocks at attractive valuations amid the sharp market downturn at the end of 2018.

Although lower oil prices have been a drag on the energy sector, we see solid fundamental value in better-positioned North American exploration & production and global integrated oil companies, which carry attractive dividend yields. The recent attack on Saudi Arabian oil facilities, while having a transient impact on oil markets, is a reminder of the sector’s vulnerability to geopolitical risk in the Middle East.

Tobacco, another large position, has been hurt by concerns about the substitution of noncombustible products for cigarettes and the potential for accelerating declines in combustible volumes. In that sense, recent regulatory pressure on vaping products in the U.S. may prove positive for these companies. Due to strong pricing, the industry’s profits continue to grow inside and outside the U.S.

In the health care, technology and financials sectors, stock selection was a key driver of positive results. In the spring, we added to positions in managed care companies amid an uptick in political risk, then saw their share prices rebound. In technology, our holdings in semiconductor and software stocks generated strong double-digit gains. The fund benefited from relatively low exposure to financials, and our emphasis on nonbank financial services.

American Funds Global Balanced Fund strives for the balanced accomplishment

2	American Funds Global Balanced Fund

of three equally important objectives: long-term growth of capital, conservation of principal and current income. In the current market environment, the fund is somewhat tilted toward stocks with above-average yield and those we expect to be resilient during periods of market volatility. Our asset allocation remains well balanced, with 59% of assets in equities, 35% in bonds and 6% in cash and equivalents (includes short-term securities, accrued income and other assets less liabilities) as of October 31.

Among the fund’s 10 largest equity holdings, six rose in price for the year. Microsoft, Alphabet, Facebook and Broadcom advanced amid a rally in technology stocks, while Netflix fell after reporting U.S. subscriber losses in the spring. In health care, Abbott Laboratories rose, while Novartis and Gilead Sciences declined. Zurich Insurance rose and Royal Dutch Shell fell slightly.

Within the fixed income portfolio, bond holdings from Greece, Mexico, Romania, India and other emerging markets helped results. Limited allocation to euro-denominated bonds was positive, as the currency declined against the dollar.

The road ahead

Over the next year, we expect global economic growth to remain subdued amid trade tensions and political risks. Accommodative central banks and potential fiscal stimulus in developed economies will be supportive. However, without real progress in the U.S.-China trade dispute, significant Chinese stimulus or a reasonable resolution of the U.K.’s relationship with the European Union, it is hard to see near-term catalysts for accelerating growth.

While solid U.S. consumer spending has supported the economy, softer business investment and industrial production are concerns in this uncertain environment. Next year also features a U.S. presidential election, with stark differences among the current crop of candidates on important issues like health care and fiscal policy.

As we write, it appears there will be a settled departure of the U.K. from the European Union, rather than an abrupt exit. While this alleviates a significant risk factor for Europe, the terms of the future trading relationship remain unclear. Political instability in Spain, Italy and elsewhere in the bloc remains a concern. Despite this uncertainty, we do find a number of European companies with reasonable outlooks and very attractive valuations.

In Latin America, fallout from the trade war and an outbreak of popular protests in several countries are concerning. We are reasonably constructive on Brazil following favorable action on pension reform and a sharp decline in inflation and interest rates.

While there is reason for caution in the global outlook, we focus our efforts on investing in individual companies with bright outlooks and, in many cases, appealing valuations. Many of our health care and technology holdings are innovative and should thrive in a wide range of economic and political environments. We also have a positive view of the long-term opportunity for growth in many developing countries, which can benefit multinationals in the developed world as well as local companies.

Within fixed income, we have assumed a defensive posture with respect to corporate credit, mindful of elevated leverage, declining fundamentals and high valuations following this year’s bond rally. We see pockets of opportunities in emerging markets, particularly in Asia, where attractive valuations offer compensation for risk. We still see value in duration, primarily as a hedge against the risk of a downturn in equities.

We welcome new shareholders to the fund and we thank you for your trust. We look forward to reporting to you again in six months.

Cordially,

Eric S. Richter
President

December 13, 2019

For current information about the fund, visit capitalgroup.com.

American Funds Global Balanced Fund	3

The value of a $10,000 investment

How a $10,000 investment has grown (for the period February 1, 2011, to October 31, 2019, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Results reflect dividends net of withholding taxes.
[4]	Source: MSCI.
[5]	Results of the Lipper Flexible Portfolio Funds Index do not reflect any sales charges.
[6]	Source: Bloomberg Index Services Ltd.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2019)*

	1 year	5 years	Lifetime (since 2/1/11)

Class A shares	4.05%	2.68%	5.21%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

4	American Funds Global Balanced Fund

Summary investment portfolio October 31, 2019

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings	Percent of net assets
Health care	9.83%
Information technology	7.50
Energy	7.47
Financials	6.62
Communication services	6.52

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total
U.S. dollars	27.11%	19.44%	—%	5.32%	51.87%
Euros	7.89	5.39	.01	—	13.29
Japanese yen	4.44	3.63	—	—	8.07
British pounds	6.81	.50	.02	.10	7.43
Hong Kong dollars	3.40	—	—	—	3.40
Swiss francs	3.05	—	—	—	3.05
Candian dollar	2.35	.30	—	.22	2.87
Indian rupee	.89	.50	—	—	1.39
South Korean won	.90	.19	—	—	1.09
Mexican peso	—	1.00	(.01)	—	.99
Other currencies	2.56	3.94	(.02)	.07	6.55
Total					100.00%

Common stocks 58.31%	Shares	Value (000)
Health care 9.83%
Abbott Laboratories	3,182,879	$266,121
Gilead Sciences, Inc.	3,972,000	253,056
Novartis AG	2,604,950	227,329
AbbVie Inc.	2,661,800	211,746
UnitedHealth Group Inc.	755,000	190,789
Daiichi Sankyo Co., Ltd.	2,862,000	189,228
Thermo Fisher Scientific Inc.	436,000	131,663
Amgen Inc.	616,246	131,414
Stryker Corp.	560,150	121,144
Other securities		263,872
		1,986,362

American Funds Global Balanced Fund	5

Common stocks (continued)	Shares	Value (000)
Information technology 7.50%
Microsoft Corp.	2,544,300	$364,776
Broadcom Inc.	942,100	275,894
Intel Corp.	3,114,500	176,063
Taiwan Semiconductor Manufacturing Co., Ltd.	16,205,000	158,907
Other securities		540,091
		1,515,731

Energy 7.47%
Royal Dutch Shell PLC, Class B	8,192,400	235,375
Royal Dutch Shell PLC, Class A (GBP denominated)	2,960,056	85,620
TOTAL SA	4,147,316	218,023
Canadian Natural Resources, Ltd. (CAD denominated)	7,245,000	182,679
BP PLC	22,743,843	144,154
Cenovus Energy Inc. (CAD denominated)	12,910,000	109,976
Other securities		534,792
		1,510,619

Financials 6.62%
Zurich Insurance Group AG	626,625	244,870
HDFC Bank Ltd.	8,259,040	143,264
BNP Paribas SA	2,674,000	139,602
DBS Group Holdings Ltd.	6,446,000	123,191
Other securities		688,435
		1,339,362

Communication services 6.52%
Netflix, Inc.[1]	1,074,250	308,750
Alphabet Inc., Class A1	133,575	168,144
Alphabet Inc., Class C1	84,806	106,865
Facebook, Inc., Class A1	1,343,600	257,501
Other securities		476,532
		1,317,792

Consumer staples 5.48%
British American Tobacco PLC	5,278,957	184,765
British American Tobacco PLC (ADR)	454,516	15,890
Imperial Brands PLC	9,137,600	200,319
Philip Morris International Inc.	2,064,218	168,110
Pernod Ricard SA	837,000	154,495
Nestlé SA	1,205,791	128,732
Other securities		255,789
		1,108,100

Utilities 4.45%
E.ON SE	22,054,000	222,282
China Gas Holdings Ltd.	35,160,946	150,095
ENGIE SA, bonus shares[2]	5,655,943	94,590
ENGIE SA	2,041,417	34,140
Other securities		398,001
		899,108

Industrials 3.12%
General Dynamics Corp.	1,104,600	195,293
Other securities		435,073
		630,366

Materials 2.92%
Asahi Kasei Corp.	12,827,600	143,908
Rio Tinto PLC	2,767,200	143,882
Vale SA, ordinary nominative (ADR)	9,021,397	105,911
Other securities		196,952
		590,653

Consumer discretionary 2.83%
Alibaba Group Holding Ltd. (ADR)[1]	895,500	158,208
Other securities		413,259
		571,467

6	American Funds Global Balanced Fund

	Shares		Value (000)
Real estate 1.57%
Sun Hung Kai Properties Ltd.		8,632,000	$130,979
Other securities			186,523
			317,502

Total common stocks (cost: $10,136,246,000)			11,787,062

Preferred securities 1.09%
Financials 0.95%
Itaú Unibanco Holding SA, preferred nominative (ADR)		6,046,000	54,596
Itaú Unibanco Holding SA, preferred nominative		5,777,000	52,188
Other securities			84,943
			191,727

Other 0.14%
Other securities			27,781

Total preferred securities (cost: $185,766,000)			219,508

Bonds, notes & other debt instruments 34.89%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 15.37%
Italy (Republic of) 2.80% 2028		€189,054	246,992
Italy (Republic of) 0.10%–3.85% 2022–2049[3]		116,057	141,296
Japan, Series 346, 0.10% 2027		¥13,760,100	130,936
Japan 0.10%–2.30% 2020–2049[3]		55,214,193	548,927
United Mexican States 0.62%–0.70% 2021–2022		1,200,000	11,175
United Mexican States 5.75%–10.00% 2021–2029	MXN	3,541,900	188,880
Other securities			1,838,510

Total bonds & notes of governments & government agencies outside the U.S.			3,106,716

U.S. Treasury bonds & notes 10.65%
U.S. Treasury 8.13%
U.S. Treasury 1.75% 2022		$176,135	177,301
U.S. Treasury 1.875% 2022		170,147	171,981
U.S. Treasury 2.50% 2023		124,600	128,693
U.S. Treasury 2.625% 2023		105,000	108,785
U.S. Treasury 2.75% 2023[4]		187,725	195,610
U.S. Treasury 1.75%–3.00% 2021–2049[4]		824,876	861,274
			1,643,644

U.S. Treasury inflation-protected securities 2.52%
U.S. Treasury Inflation-Protected Security 0.875% 2029[3]		239,780	254,795
U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2024–2049[3,4]		240,313	254,216
			509,011

Total U.S. Treasury bonds & notes			2,152,655

Corporate bonds & notes 6.77%
Health care 1.33%
Abbott Laboratories 3.75% 2026		2,266	2,485
AbbVie Inc. 2.50%–4.50% 2020–2035		12,787	12,971
Other securities			253,636
			269,092

Consumer staples 1.16%
British American Tobacco PLC 2.76%–4.76% 2022–2049		31,141	31,213
Reynolds American Inc. 4.00%–4.45% 2022–2025		4,860	5,200
Other securities			197,885
			234,298

Energy 0.85%
Petróleos Mexicanos 6.35%–7.47% 2024–2048	MXN	321,161	28,310
Shell International Finance BV 3.50% 2023		$9,735	10,320
Other securities			133,802
			172,432

American Funds Global Balanced Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Information technology 0.15%
Microsoft Corp. 2.40%–3.30% 2026–2027	$13,168	$13,654
Other securities		15,758
		29,412

Other 3.28%
Other securities		663,597

Total corporate bonds & notes		1,368,831

Mortgage-backed obligations 2.10%
Other 2.10%
Other securities		425,511

Total mortgage-backed obligations		425,511
Total bonds, notes & other debt instruments (cost: $6,850,755,000)		7,053,713

Short-term securities 5.25%	Shares
Money market investments 4.86%
Capital Group Central Cash Fund 1.92%[5]	9,827,707	982,869

	Principal amount (000)
Other short-term securities 0.39%
Other securities		78,238

Total short-term securities (cost: $1,068,356,000)		1,061,107
Total investment securities 99.54% (cost: $18,241,123,000)		20,121,390
Other assets less liabilities 0.46%		93,161

Net assets 100.00%		$20,214,551

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $412,318,000, which represented 2.04% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[6]	10/31/2019[7]	at 10/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	700	January 2020	$140,000	$150,921	$289
5 Year U.S. Treasury Note Futures	Long	2,481	January 2020	248,100	295,743	39
10 Year Euro-Bund Futures	Short	447	December 2019	€(44,700)	(85,629)	153
10 Year Ultra U.S. Treasury Note Futures	Long	236	December 2019	$23,600	33,538	(659)
20 Year U.S. Treasury Bond Futures	Long	552	December 2019	55,200	89,079	(1,777)
30 Year Euro-Buxl Futures	Short	37	December 2019	€(3,700)	(8,664)	545
30 Year Ultra U.S. Treasury Bond Futures	Short	50	December 2019	$(5,000)	(9,488)	(55)
						$(1,465)

8	American Funds Global Balanced Fund

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2019 (000)
GBP11,100	USD13,890	JPMorgan Chase	11/6/2019	$491
GBP1,285	USD1,599	Standard Chartered Bank	11/6/2019	66
USD1,569	GBP1,285	UBS AG	11/6/2019	(95)
USD14,237	EUR13,010	UBS AG	11/6/2019	(280)
EUR77,773	USD85,395	Morgan Stanley	11/7/2019	1,391
GBP1,967	USD2,423	Goldman Sachs	11/7/2019	125
USD14,687	THB449,500	Standard Chartered Bank	11/7/2019	(200)
CLP15,236,000	USD20,984	Citibank	11/7/2019	(436)
CLP24,005,000	USD33,232	JPMorgan Chase	11/7/2019	(857)
GBP40,250	USD49,988	JPMorgan Chase	11/8/2019	2,165
GBP33,995	EUR38,305	Standard Chartered Bank	11/8/2019	1,302
EUR17,991	USD19,803	Morgan Stanley	11/8/2019	274
EUR12,790	USD14,185	HSBC Bank	11/8/2019	87
PLN31,200	EUR7,277	Standard Chartered Bank	11/8/2019	46
EUR3,004	GBP2,700	UBS AG	11/8/2019	(146)
EUR7,160	PLN31,150	Bank of America, N.A.	11/8/2019	(163)
USD14,078	EUR12,790	Morgan Stanley	11/8/2019	(195)
JPY5,528,590	USD52,002	JPMorgan Chase	11/8/2019	(783)
EUR36,850	USD40,521	Morgan Stanley	11/12/2019	612
USD60,004	EUR53,260	Morgan Stanley	11/12/2019	554
EUR50,536	USD55,699	UBS AG	11/14/2019	717
EUR29,610	USD32,584	Goldman Sachs	11/14/2019	471
EUR22,860	USD25,194	HSBC Bank	11/14/2019	326
USD1,761	BRL7,100	JPMorgan Chase	11/14/2019	(8)
USD12,033	GBP9,750	JPMorgan Chase	11/14/2019	(603)
GBP24,160	USD30,583	Standard Chartered Bank	11/15/2019	728
GBP7,300	USD8,931	JPMorgan Chase	11/15/2019	529
CLP2,888,000	USD4,062	Standard Chartered Bank	11/15/2019	(166)
JPY3,700,870	USD34,677	Morgan Stanley	11/15/2019	(377)
USD17,580	MXN350,700	Citibank	11/15/2019	(607)
JPY1,480,400	USD13,680	Bank of America, N.A.	11/18/2019	43
USD1,394	JPY151,000	Morgan Stanley	11/18/2019	(6)
MXN141,700	USD7,409	Morgan Stanley	11/20/2019	(66)
USD22,561	MXN438,420	Citibank	11/20/2019	(157)
USD21,217	EUR19,150	Bank of America, N.A.	11/20/2019	(169)
USD31,422	CNH223,060	UBS AG	11/20/2019	(210)
USD27,787	EUR25,080	Bank of America, N.A.	11/20/2019	(221)
JPY6,324,900	USD58,370	Morgan Stanley	11/22/2019	274
CNH320,400	USD45,342	Citibank	11/22/2019	91
EUR6,200	USD6,927	HSBC Bank	11/22/2019	(2)
USD1,092	EUR980	Morgan Stanley	11/22/2019	(3)
USD2,460	CNH17,400	Standard Chartered Bank	11/22/2019	(7)
USD8,308	INR597,200	HSBC Bank	11/22/2019	(94)
USD50,852	CNH360,200	HSBC Bank	11/22/2019	(224)
USD108,012	EUR96,950	Citibank	11/22/2019	(272)
USD6,737	NOK61,571	Goldman Sachs	11/25/2019	41
CZK404,000	EUR15,777	Citibank	11/25/2019	32
EUR1,560	USD1,742	Bank of America, N.A.	11/25/2019	— [8]
THB62	USD2	Citibank	11/25/2019	— [8]
USD21,541	BRL86,550	Goldman Sachs	11/25/2019	(5)
NOK61,571	USD6,732	Goldman Sachs	11/25/2019	(36)
USD33,203	MYR139,021	HSBC Bank	11/25/2019	(49)
USD22,177	ILS78,350	JPMorgan Chase	11/25/2019	(81)
CLP31,936,000	USD44,204	Goldman Sachs	11/25/2019	(1,113)
USD8,775	ZAR129,200	Barclays Bank PLC	11/26/2019	254
USD17,452	ZAR259,500	Goldman Sachs	11/27/2019	341
ZAR218,290	USD14,251	Goldman Sachs	11/27/2019	143
USD15,487	ILS54,625	JPMorgan Chase	11/27/2019	(32)
USD16,728	EUR15,020	UBS AG	11/27/2019	(53)
USD15,818	AUD23,090	Bank of New York Mellon	11/27/2019	(111)
CZK401,100	EUR15,642	JPMorgan Chase	11/29/2019	51
USD35,487	JPY3,746,260	Morgan Stanley	12/6/2019	718

American Funds Global Balanced Fund	9

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2019 (000)
USD21,961	BRL88,000	Citibank	12/18/2019	$81
USD1,603	BRL6,270	JPMorgan Chase	12/18/2019	44
BRL660	USD165	Citibank	12/18/2019	(1)
BRL1,925	USD487	HSBC Bank	12/18/2019	(8)
BRL16,605	USD4,364	JPMorgan Chase	12/18/2019	(236)
BRL33,780	USD8,677	Bank of New York Mellon	12/18/2019	(278)
BRL41,300	USD10,593	Bank of New York Mellon	12/18/2019	(324)
USD2,489	BRL10,000	HSBC Bank	12/20/2019	3
BRL10,000	USD2,531	HSBC Bank	12/20/2019	(45)
USD17,467	BRL72,000	Bank of New York Mellon	1/2/2020	(420)
EUR12,650	USD14,125	Standard Chartered Bank	1/30/2020	74
CNH123,200	USD17,449	Standard Chartered Bank	2/10/2020	(19)
USD51,568	CNH368,600	Standard Chartered Bank	2/10/2020	(582)
USD9,158	EUR7,925	Bank of America, N.A.	3/26/2020	232
USD885	EUR765	JPMorgan Chase	3/26/2020	23
EUR3,470	USD3,885	HSBC Bank	3/26/2020	23
USD8,604	BRL35,000	Bank of New York Mellon	4/1/2020	(54)
				$2,558

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 10/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 10/31/2019 (000)
(0.0955)%	6-month EURIBOR	7/22/2024	€150,400	$252	$(9)	$261
3-month USD-LIBOR	1.8665%	10/17/2049	$7,380	(134)	9	(143)
					$—	$118

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 10/31/2019 (000)	Upfront receipts (000)	Unrealized appreciation at 10/31/2019 (000)
1.00%/Quarterly	CDX.NA.IG.33	12/20/2024	$317,500	$6,978	$6,476	$502

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $94,590,000, which represented .47% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $14,737,000, which represented .07% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 10/31/2019.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.
[8]	Amount less than one thousand.

10	American Funds Global Balanced Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CZK = Czech korunas

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

THB = Thai baht

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

American Funds Global Balanced Fund	11

Financial statements

Statement of assets and liabilities at October 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $18,241,123)		$20,121,390
Cash		1,496
Cash denominated in currencies other than U.S. dollars (cost: $11,599)		11,784
Unrealized appreciation on open forward currency contracts		12,352
Receivables for:
Sales of investments	$24,374
Sales of fund’s shares	37,067
Dividends and interest	88,725
Variation margin on futures contracts	2,489
Variation margin on swap contracts	72
Other	441	153,168
		20,300,190
Liabilities:
Unrealized depreciation on open forward currency contracts		9,794
Payables for:
Purchases of investments	49,412
Repurchases of fund’s shares	10,782
Investment advisory services	7,396
Services provided by related parties	2,843
Trustees’ deferred compensation	1,806
Variation margin on futures contracts	474
Variation margin on swap contracts	223
Other	2,909	75,845
Net assets at October 31, 2019		$20,214,551

Net assets consist of:
Capital paid in on shares of beneficial interest		$18,351,871
Total distributable earnings		1,862,680
Net assets at October 31, 2019		$20,214,551

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (613,526 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$5,422,428	164,642		$32.93
Class C	575,980	17,535		32.85
Class T	11	—	*	32.91
Class F-1	175,218	5,318		32.95
Class F-2	2,136,842	64,850		32.95
Class F-3	647,070	19,648		32.93
Class 529-A	265,534	8,067		32.91
Class 529-C	72,345	2,206		32.79
Class 529-E	13,473	410		32.88
Class 529-T	11	—	*	32.91
Class 529-F-1	34,574	1,050		32.93
Class R-1	4,955	151		32.88
Class R-2	45,978	1,402		32.80
Class R-2E	2,650	81		32.86
Class R-3	61,510	1,871		32.87
Class R-4	48,846	1,483		32.93
Class R-5E	3,385	103		32.92
Class R-5	20,549	623		32.98
Class R-6	10,683,192	324,086		32.96

*	Amount less than one thousand.

See notes to financial statements.

12	American Funds Global Balanced Fund

Statement of operations
for the year ended October 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $20,021)	$359,122
Interest (net of non-U.S. taxes of $836)	202,500	$561,622
Fees and expenses*:
Investment advisory services	81,074
Distribution services	22,289
Transfer agent services	8,492
Administrative services	6,471
Reports to shareholders	282
Registration statement and prospectus	1,077
Trustees’ compensation	434
Auditing and legal	156
Custodian	1,170
Other	353	121,798
Net investment income		439,824

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $434)	(74,472)
Futures contracts	27,704
Forward currency contracts	(10,098)
Swap contracts	3,490
Currency transactions	(6,305)	(59,681)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $1,398)	1,457,670
Futures contracts	(1,425)
Forward currency contracts	(10,842)
Swap contracts	620
Currency translations	1,692	1,447,715
Net realized loss and unrealized appreciation		1,388,034

Net increase in net assets resulting from operations		$1,827,858

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

American Funds Global Balanced Fund	13

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2019	2018
Operations:
Net investment income	$439,824	$371,074
Net realized loss	(59,681)	(24,765)
Net unrealized appreciation (depreciation)	1,447,715	(873,630)
Net increase (decrease) in net assets resulting from operations	1,827,858	(527,321)

Distributions paid to shareholders	(403,150)	(583,632)

Net capital share transactions	2,332,505	3,322,971

Total increase in net assets	3,757,213	2,212,018

Net assets:
Beginning of year	16,457,338	14,245,320
End of year	$20,214,551	$16,457,338

See notes to financial statements.

14	American Funds Global Balanced Fund

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Global Balanced Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

16	American Funds Global Balanced Fund

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,986,362	$—	$—	$1,986,362
Information technology	1,515,731	—	—	1,515,731
Energy	1,510,619	—	—	1,510,619
Financials	1,339,362	—	—	1,339,362
Communication services	1,317,792	—	—	1,317,792
Consumer staples	1,108,100	—	—	1,108,100
Utilities	804,518	94,590	—	899,108
Industrials	630,366	—	—	630,366
Materials	590,653	—	—	590,653
Consumer discretionary	571,467	—	—	571,467
Real estate	317,502	—	—	317,502
Preferred securities	219,508	—	—	219,508
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	3,106,716	—	3,106,716
U.S. Treasury bonds & notes	—	2,152,655	—	2,152,655
Corporate bonds & notes	—	1,368,831	—	1,368,831
Mortgage-backed obligations	—	425,511	—	425,511
Short-term securities	982,869	78,238	—	1,061,107
Total	$12,894,849	$7,226,541	$—	$20,121,390

American Funds Global Balanced Fund	17

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,026	$—	$—	$1,026
Unrealized appreciation on open forward currency contracts	—	12,352	—	12,352
Unrealized appreciation on interest rate swaps	—	261	—	261
Unrealized appreciation on credit default swaps	—	502	—	502
Liabilities:
Unrealized depreciation on futures contracts	(2,491)	—	—	(2,491)
Unrealized depreciation on open forward currency contracts	—	(9,794)	—	(9,794)
Unrealized depreciation on interest rate swaps	—	(143)	—	(143)
Total	$(1,465)	$3,178	$—	$1,713

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks

18	American Funds Global Balanced Fund

in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

American Funds Global Balanced Fund	19

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $1,155,258,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $1,378,480,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

20	American Funds Global Balanced Fund

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $1,504,825,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $317,500,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, October 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$1,026	Unrealized depreciation*	$2,491
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	12,352	Unrealized depreciation on open forward currency contracts	9,794
Swap	Interest	Unrealized appreciation*	261	Unrealized depreciation*	143
Swap	Credit	Unrealized appreciation*	502	Unrealized depreciation*	—
			$14,141		$12,428

See end of table for footnote.

American Funds Global Balanced Fund	21

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$27,704	Net unrealized depreciation on futures contracts	$(1,425)
Forward currency	Currency	Net realized loss on forward currency contracts	(10,098)	Net unrealized depreciation on forward currency contracts	(10,842)
Swap	Interest	Net realized gain on swap contracts	3,147	Net unrealized appreciation on swap contracts	118
Swap	Credit	Net realized gain on swap contracts	343	Net unrealized appreciation on swap contracts	502
			$21,096		$(11,647)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts	Gross amounts not offset in the statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America, N.A.	$275	$(275)	$—	$—	$—
Barclays Bank PLC	254	—	—	—	254
Citibank	204	(204)	—	—	—
Goldman Sachs	1,121	(1,121)	—	—	—
HSBC Bank	439	(422)	—	—	17
JPMorgan Chase	3,303	(2,600)	(60)	—	643
Morgan Stanley	3,823	(647)	—	(2,360)	816
Standard Chartered Bank	2,216	(974)	(253)	(760)	229
UBS AG	717	(717)	—	—	—
Total	$12,352	$(6,960)	$(313)	$(3,120)	$1,959

22	American Funds Global Balanced Fund

	Gross amounts	Gross amounts not offset in the statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
Bank of America, N.A.	$553	$(275)	$—	$—	$278
Bank of New York Mellon	1,187	—	(1,001)	—	186
Citibank	1,473	(204)	—	—	1,269
Goldman Sachs	1,154	(1,121)	(33)	—	—
HSBC Bank	422	(422)	—	—	—
JPMorgan Chase	2,600	(2,600)	—	—	—
Morgan Stanley	647	(647)	—	—	—
Standard Chartered Bank	974	(974)	—	—	—
UBS AG	784	(717)	(67)	—	—
Total	$9,794	$(6,960)	$(1,101)	$—	$1,733

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2019, the fund reclassified $28,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

American Funds Global Balanced Fund	23

As of October 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$32,117
Capital loss carryforward*	(36,915)
Gross unrealized appreciation on investments	2,643,690
Gross unrealized depreciation on investments	(767,236)
Net unrealized appreciation on investments	1,876,454
Cost of investments	18,240,173

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2019					Year ended October 31, 2018
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$107,946		$—	$107,946		$112,853		$75,443		$188,296
Class C	7,535		—	7,535		8,859		9,458		18,317
Class T	—	*	—	—	*	—	*	—	*	—	*
Class F-1	3,313		—	3,313		3,734		2,647		6,381
Class F-2	41,680		—	41,680		34,172		17,744		51,916
Class F-3	12,736		—	12,736		9,021		4,384		13,405
Class 529-A	5,169		—	5,169		5,527		3,761		9,288
Class 529-C	903		—	903		1,020		1,172		2,192
Class 529-E	250		—	250		273		211		484
Class 529-T	—	*	—	—	*	—	*	—	*	—	*
Class 529-F-1	749		—	749		649		347		996
Class R-1	61		—	61		66		71		137
Class R-2	582		—	582		671		710		1,381
Class R-2E	35		—	35		23		11		34
Class R-3	1,007		—	1,007		1,020		804		1,824
Class R-4	902		—	902		896		572		1,468
Class R-5E	52		—	52		10		—	*	10
Class R-5	448		—	448		547		329		876
Class R-6	219,782		—	219,782		186,548		100,079		286,627
Total	$403,150		$—	$403,150		$365,889		$217,743		$583,632

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the year ended October 31, 2019, the investment advisory services fee was $81,074,000, which was equivalent to an annualized rate of 0.441% of average daily net assets.

24	American Funds Global Balanced Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Global Balanced Fund	25

For the year ended October 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$13,667	$5,008		$895		Not applicable
Class C	5,983	572		261		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	417	211		72		Not applicable
Class F-2	Not applicable	2,047		794		Not applicable
Class F-3	Not applicable	26		226		Not applicable
Class 529-A	606	218		113		$172
Class 529-C	736	62		32		49
Class 529-E	70	6		6		10
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	28		15		22
Class R-1	50	5		2		Not applicable
Class R-2	338	154		20		Not applicable
Class R-2E	13	5		1		Not applicable
Class R-3	296	86		26		Not applicable
Class R-4	113	45		19		Not applicable
Class R-5E	Not applicable	3		1		Not applicable
Class R-5	Not applicable	11		9		Not applicable
Class R-6	Not applicable	5		3,979		Not applicable
Total class-specific expenses	$22,289	$8,492		$6,471		$253

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $434,000 in the fund’s statement of operations reflects $400,000 in current fees (either paid in cash or deferred) and a net increase of $34,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $185,385,000 and $1,096,304,000, respectively, which generated $3,286,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2019.

26	American Funds Global Balanced Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2019

Class A	$658,203	21,060	$106,592		3,355		$(852,252)	(27,002)	$(87,457)	(2,587)
Class C	68,646	2,193	7,445		235		(153,791)	(4,856)	(77,700)	(2,428)
Class T	—	—	—		—		—	—	—	—
Class F-1	45,858	1,446	3,273		103		(44,917)	(1,418)	4,214	131
Class F-2	864,918	27,319	39,365		1,236		(513,975)	(16,303)	390,308	12,252
Class F-3	287,619	9,047	11,833		370		(114,268)	(3,600)	185,184	5,817
Class 529-A	37,303	1,175	5,165		163		(50,911)	(1,603)	(8,443)	(265)
Class 529-C	10,881	344	901		28		(20,110)	(635)	(8,328)	(263)
Class 529-E	2,105	66	250		8		(3,866)	(121)	(1,511)	(47)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	7,556	240	748		23		(8,097)	(255)	207	8
Class R-1	710	22	61		2		(1,033)	(32)	(262)	(8)
Class R-2	10,678	339	582		18		(12,520)	(397)	(1,260)	(40)
Class R-2E	1,005	32	35		1		(310)	(10)	730	23
Class R-3	13,374	423	1,004		32		(14,718)	(466)	(340)	(11)
Class R-4	13,667	432	902		28		(11,123)	(353)	3,446	107
Class R-5E	2,419	75	51		2		(960)	(30)	1,510	47
Class R-5	5,877	184	442		14		(9,834)	(310)	(3,515)	(112)
Class R-6	1,819,656	56,791	219,777		6,900		(103,711)	(3,224)	1,935,722	60,467
Total net increase (decrease)	$3,850,475	121,188	$398,426		12,518		$(1,916,396)	(60,615)	$2,332,505	73,091

Year ended October 31, 2018

Class A	$936,001	28,755	$186,073		5,771		$(733,013)	(22,717)	$389,061	11,809
Class C	131,419	4,048	18,147		564		(138,463)	(4,294)	11,103	318
Class T	—	—	—		—		—	—	—	—
Class F-1	81,742	2,510	6,330		196		(85,962)	(2,664)	2,110	42
Class F-2	896,499	27,684	49,026		1,521		(354,949)	(11,025)	590,576	18,180
Class F-3	233,447	7,202	11,606		360		(67,003)	(2,081)	178,050	5,481
Class 529-A	67,190	2,064	9,285		288		(46,689)	(1,446)	29,786	906
Class 529-C	18,085	560	2,192		68		(27,008)	(834)	(6,731)	(206)
Class 529-E	3,273	101	483		15		(2,932)	(91)	824	25
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	15,643	484	996		31		(4,571)	(140)	12,068	375
Class R-1	1,606	50	136		4		(1,788)	(55)	(46)	(1)
Class R-2	14,894	459	1,379		43		(17,303)	(538)	(1,030)	(36)
Class R-2E	1,349	42	34		1		(285)	(9)	1,098	34
Class R-3	18,898	585	1,814		56		(14,209)	(438)	6,503	203
Class R-4	17,542	540	1,468		46		(10,301)	(318)	8,709	268
Class R-5E	2,003	62	9		—	†	(234)	(6)	1,778	56
Class R-5	8,344	256	869		27		(5,548)	(171)	3,665	112
Class R-6	1,886,664	57,974	286,624		8,889		(77,841)	(2,419)	2,095,447	64,444
Total net increase (decrease)	$4,334,599	133,376	$576,471		17,880		$(1,588,099)	(49,246)	$3,322,971	102,010

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,351,745,000 and $9,193,303,000, respectively, during the year ended October 31, 2019.

10. Ownership concentration

At October 31, 2019, the fund had one shareholder, American Funds Moderate Growth and Income Portfolio, with aggregate ownership of the fund’s outstanding shares of 11%. CRMC is the investment adviser to American Funds Moderate Growth and Income Portfolio.

American Funds Global Balanced Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2019	$30.44	$.71	$2.43	$3.14	$(.65)	$—	$(.65)	$32.93	10.40%	$5,422		.83%		.83%		2.24%
10/31/2018	32.48	.70	(1.58)	(.88)	(.68)	(.48)	(1.16)	30.44	(2.85)	5,091		.84		.84		2.15
10/31/2017	29.66	.60	2.78	3.38	(.56)	—	(.56)	32.48	11.51	5,049		.85		.85		1.95
10/31/2016	29.66	.59	.50	1.09	(.54)	(.55)	(1.09)	29.66	3.78	4,554		.85		.85		2.02
10/31/2015	31.49	.52	(1.27)	(.75)	(.36)	(.72)	(1.08)	29.66	(2.42)	4,550		.85		.85		1.72
Class C:
10/31/2019	30.36	.47	2.42	2.89	(.40)	—	(.40)	32.85	9.57	576		1.59		1.59		1.48
10/31/2018	32.39	.45	(1.56)	(1.11)	(.44)	(.48)	(.92)	30.36	(3.58)	606		1.61		1.61		1.39
10/31/2017	29.58	.36	2.77	3.13	(.32)	—	(.32)	32.39	10.64	636		1.63		1.63		1.17
10/31/2016	29.58	.35	.50	.85	(.30)	(.55)	(.85)	29.58	2.97	616		1.65		1.65		1.21
10/31/2015	31.42	.28	(1.28)	(1.00)	(.12)	(.72)	(.84)	29.58	(3.23)	616		1.65		1.65		.93
Class T:
10/31/2019	30.43	.78	2.43	3.21	(.73)	—	(.73)	32.91	10.65 [5]	—	[6]	.58	[5]	.58	[5]	2.45	[5]
10/31/2018	32.48	.76	(1.57)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.67)[5]	—	[6]	.62	[5]	.62	[5]	2.34	[5]
10/31/2017[7,8]	30.58	.38	1.86	2.24	(.34)	—	(.34)	32.48	7.36 [5,9]	—	[6]	.62	[5,10]	.62	[5,10]	2.12	[5,10]
Class F-1:
10/31/2019	30.45	.70	2.43	3.13	(.63)	—	(.63)	32.95	10.37	175		.88		.88		2.18
10/31/2018	32.49	.69	(1.58)	(.89)	(.67)	(.48)	(1.15)	30.45	(2.90)	158		.89		.89		2.12
10/31/2017	29.66	.59	2.78	3.37	(.54)	—	(.54)	32.49	11.43	167		.90		.90		1.90
10/31/2016	29.66	.57	.50	1.07	(.52)	(.55)	(1.07)	29.66	3.76	191		.91		.91		1.96
10/31/2015	31.50	.50	(1.28)	(.78)	(.34)	(.72)	(1.06)	29.66	(2.51)	183		.91		.91		1.66
Class F-2:
10/31/2019	30.46	.78	2.43	3.21	(.72)	—	(.72)	32.95	10.63	2,137		.61		.61		2.44
10/31/2018	32.50	.77	(1.57)	(.80)	(.76)	(.48)	(1.24)	30.46	(2.63)	1,602		.62		.62		2.38
10/31/2017	29.68	.67	2.78	3.45	(.63)	—	(.63)	32.50	11.75	1,119		.64		.64		2.16
10/31/2016	29.67	.65	.51	1.16	(.60)	(.55)	(1.15)	29.68	4.03	698		.65		.65		2.21
10/31/2015	31.51	.59	(1.29)	(.70)	(.42)	(.72)	(1.14)	29.67	(2.24)	532		.65		.65		1.94
Class F-3:
10/31/2019	30.44	.81	2.43	3.24	(.75)	—	(.75)	32.93	10.75	647		.51		.51		2.54
10/31/2018	32.48	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.44	(2.54)	421		.52		.52		2.48
10/31/2017[7,11]	30.03	.52	2.40	2.92	(.47)	—	(.47)	32.48	9.78 [9]	271		.53	[10]	.53	[10]	2.14	[10]
Class 529-A:
10/31/2019	30.42	.69	2.43	3.12	(.63)	—	(.63)	32.91	10.34	266		.88		.88		2.19
10/31/2018	32.47	.68	(1.58)	(.90)	(.67)	(.48)	(1.15)	30.42	(2.93)	253		.89		.89		2.11
10/31/2017	29.64	.59	2.79	3.38	(.55)	—	(.55)	32.47	11.50	241		.90		.90		1.90
10/31/2016	29.64	.57	.49	1.06	(.51)	(.55)	(1.06)	29.64	3.70	207		.93		.93		1.94
10/31/2015	31.48	.50	(1.28)	(.78)	(.34)	(.72)	(1.06)	29.64	(2.53)	199		.93		.93		1.65

28	American Funds Global Balanced Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2019	$30.31	$.45	$2.41	$2.86	$(.38)	$—	$(.38)	$32.79	9.50%	$72		1.64%		1.64%		1.43%
10/31/2018	32.34	.43	(1.57)	(1.14)	(.41)	(.48)	(.89)	30.31	(3.66)	75		1.66		1.66		1.33
10/31/2017	29.53	.34	2.78	3.12	(.31)	—	(.31)	32.34	10.61	87		1.69		1.69		1.11
10/31/2016	29.53	.33	.51	.84	(.29)	(.55)	(.84)	29.53	2.91	78		1.72		1.72		1.15
10/31/2015	31.37	.26	(1.28)	(1.02)	(.10)	(.72)	(.82)	29.53	(3.30)	77		1.73		1.73		.85
Class 529-E:
10/31/2019	30.39	.63	2.42	3.05	(.56)	—	(.56)	32.88	10.11	13		1.10		1.10		1.97
10/31/2018	32.43	.61	(1.57)	(.96)	(.60)	(.48)	(1.08)	30.39	(3.13)	14		1.12		1.12		1.88
10/31/2017	29.61	.52	2.78	3.30	(.48)	—	(.48)	32.43	11.19	14		1.13		1.13		1.67
10/31/2016	29.61	.50	.50	1.00	(.45)	(.55)	(1.00)	29.61	3.51	12		1.16		1.16		1.71
10/31/2015	31.45	.42	(1.28)	(.86)	(.26)	(.72)	(.98)	29.61	(2.77)	12		1.18		1.18		1.40
Class 529-T:
10/31/2019	30.43	.75	2.44	3.19	(.71)	—	(.71)	32.91	10.57 [5]	—	[6]	.64	[5]	.64	[5]	2.37	[5]
10/31/2018	32.48	.75	(1.57)	(.82)	(.75)	(.48)	(1.23)	30.43	(2.71)[5]	—	[6]	.65	[5]	.65	[5]	2.31	[5]
10/31/2017[7,8]	30.58	.37	1.86	2.23	(.33)	—	(.33)	32.48	7.33 [5,9]	—	[6]	.68	[5,10]	.68	[5,10]	2.06	[5,10]
Class 529-F-1:
10/31/2019	30.44	.77	2.42	3.19	(.70)	—	(.70)	32.93	10.60	35		.65		.65		2.42
10/31/2018	32.48	.75	(1.56)	(.81)	(.75)	(.48)	(1.23)	30.44	(2.67)	32		.66		.66		2.33
10/31/2017	29.66	.65	2.78	3.43	(.61)	—	(.61)	32.48	11.69	22		.69		.69		2.11
10/31/2016	29.65	.63	.51	1.14	(.58)	(.55)	(1.13)	29.66	3.95	17		.72		.72		2.15
10/31/2015	31.50	.56	(1.29)	(.73)	(.40)	(.72)	(1.12)	29.65	(2.34)	14		.72		.72		1.86
Class R-1:
10/31/2019	30.38	.47	2.42	2.89	(.39)	—	(.39)	32.88	9.57	5		1.61		1.61		1.47
10/31/2018	32.42	.44	(1.57)	(1.13)	(.43)	(.48)	(.91)	30.38	(3.62)	5		1.62		1.62		1.37
10/31/2017	29.59	.37	2.77	3.14	(.31)	—	(.31)	32.42	10.68	5		1.63		1.63		1.19
10/31/2016	29.59	.38	.50	.88	(.33)	(.55)	(.88)	29.59	3.04	7		1.58		1.58		1.30
10/31/2015	31.43	.31	(1.28)	(.97)	(.15)	(.72)	(.87)	29.59	(3.12)[5]	8		1.54	[5]	1.54	[5]	1.04	[5]
Class R-2:
10/31/2019	30.33	.47	2.41	2.88	(.41)	—	(.41)	32.80	9.54	46		1.59		1.59		1.47
10/31/2018	32.37	.45	(1.57)	(1.12)	(.44)	(.48)	(.92)	30.33	(3.57)	44		1.60		1.60		1.39
10/31/2017	29.55	.37	2.78	3.15	(.33)	—	(.33)	32.37	10.68	48		1.60		1.60		1.20
10/31/2016	29.56	.36	.49	.85	(.31)	(.55)	(.86)	29.55	2.97	44		1.64		1.64		1.22
10/31/2015	31.40	.29	(1.28)	(.99)	(.13)	(.72)	(.85)	29.56	(3.19)	41		1.62		1.62		.96
Class R-2E:
10/31/2019	30.37	.56	2.43	2.99	(.50)	—	(.50)	32.86	9.92	3		1.30		1.30		1.75
10/31/2018	32.44	.56	(1.59)	(1.03)	(.56)	(.48)	(1.04)	30.37	(3.34)	2		1.31		1.31		1.75
10/31/2017	29.64	.46	2.78	3.24	(.44)	—	(.44)	32.44	11.01	1		1.33		1.33		1.48
10/31/2016	29.63	.41	.58	.99	(.43)	(.55)	(.98)	29.64	3.45	—	[6]	1.35		1.32		1.42
10/31/2015	31.48	.51	(1.28)	(.77)	(.36)	(.72)	(1.08)	29.63	(2.48)[5]	—	[6]	.90	[5]	.90	[5]	1.69	[5]

See end of table for footnotes.

American Funds Global Balanced Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2019	$30.39	$.61	$2.41	$3.02	$(.54)	$—	$(.54)	$32.87	10.03%	$62		1.15%		1.15%		1.91%
10/31/2018	32.43	.59	(1.57)	(.98)	(.58)	(.48)	(1.06)	30.39	(3.16)	57		1.16		1.16		1.83
10/31/2017	29.61	.51	2.78	3.29	(.47)	—	(.47)	32.43	11.18	54		1.16		1.16		1.65
10/31/2016	29.61	.49	.50	.99	(.44)	(.55)	(.99)	29.61	3.45	50		1.20		1.20		1.68
10/31/2015	31.45	.42	(1.27)	(.85)	(.27)	(.72)	(.99)	29.61	(2.75)	45		1.18		1.18		1.40
Class R-4:
10/31/2019	30.44	.70	2.43	3.13	(.64)	—	(.64)	32.93	10.37	49		.85		.85		2.21
10/31/2018	32.48	.69	(1.57)	(.88)	(.68)	(.48)	(1.16)	30.44	(2.87)	42		.86		.86		2.14
10/31/2017	29.66	.60	2.78	3.38	(.56)	—	(.56)	32.48	11.49	36		.87		.87		1.94
10/31/2016	29.66	.57	.51	1.08	(.53)	(.55)	(1.08)	29.66	3.74	27		.90		.90		1.96
10/31/2015	31.50	.52	(1.29)	(.77)	(.35)	(.72)	(1.07)	29.66	(2.47)	25		.88		.88		1.71
Class R-5E:
10/31/2019	30.43	.76	2.44	3.20	(.71)	—	(.71)	32.92	10.58	3		.65		.65		2.38
10/31/2018	32.48	.73	(1.54)	(.81)	(.76)	(.48)	(1.24)	30.43	(2.66)	1		.65		.65		2.31
10/31/2017	29.64	.69	2.79	3.48	(.64)	—	(.64)	32.48	11.86	—	[6]	.75		.57		2.23
10/31/2016[7,12]	29.46	.59	.72	1.31	(.58)	(.55)	(1.13)	29.64	4.58 [9]	—	[6]	.75	[10]	.75	[10]	2.13	[10]
Class R-5:
10/31/2019	30.48	.79	2.44	3.23	(.73)	—	(.73)	32.98	10.71	21		.56		.56		2.47
10/31/2018	32.53	.79	(1.59)	(.80)	(.77)	(.48)	(1.25)	30.48	(2.61)	22		.57		.57		2.43
10/31/2017	29.70	.69	2.79	3.48	(.65)	—	(.65)	32.53	11.84	20		.58		.58		2.22
10/31/2016	29.70	.67	.49	1.16	(.61)	(.55)	(1.16)	29.70	4.04	8		.60		.60		2.28
10/31/2015	31.54	.60	(1.28)	(.68)	(.44)	(.72)	(1.16)	29.70	(2.19)	6		.60		.60		1.97
Class R-6:
10/31/2019	30.47	.81	2.43	3.24	(.75)	—	(.75)	32.96	10.74	10,683		.50		.50		2.55
10/31/2018	32.51	.80	(1.57)	(.77)	(.79)	(.48)	(1.27)	30.47	(2.53)	8,032		.52		.52		2.48
10/31/2017	29.68	.70	2.79	3.49	(.66)	—	(.66)	32.51	11.90	6,475		.53		.53		2.27
10/31/2016	29.68	.68	.50	1.18	(.63)	(.55)	(1.18)	29.68	4.10	3,993		.54		.54		2.33
10/31/2015	31.52	.65	(1.32)	(.67)	(.45)	(.72)	(1.17)	29.68	(2.14)	2,893		.54		.54		2.16

	Year ended October 31,
Portfolio turnover rate for all share classes[13,14]	2019	2018	2017	2016	2015
Excluding mortgage dollar roll transactions	44%	45%	37%	39%	46%
Including mortgage dollar roll transactions	60%	59%	44%	59%	85%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

30	American Funds Global Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 13, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Global Balanced Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2019, through October 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American Funds Global Balanced Fund

	Beginning account value 5/1/2019	Ending account value 10/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,019.61	$4.17	.82%
Class A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class C – actual return	1,000.00	1,016.05	7.98	1.57
Class C – assumed 5% return	1,000.00	1,017.29	7.98	1.57
Class T – actual return	1,000.00	1,020.90	2.90	.57
Class T – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class F-1 – actual return	1,000.00	1,019.70	4.38	.86
Class F-1 – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class F-2 – actual return	1,000.00	1,021.05	3.06	.60
Class F-2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class F-3 – actual return	1,000.00	1,021.55	2.50	.49
Class F-3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 529-A – actual return	1,000.00	1,019.35	4.38	.86
Class 529-A – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-C – actual return	1,000.00	1,015.51	8.23	1.62
Class 529-C – assumed 5% return	1,000.00	1,017.04	8.24	1.62
Class 529-E – actual return	1,000.00	1,018.56	5.49	1.08
Class 529-E – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class 529-T – actual return	1,000.00	1,020.60	3.21	.63
Class 529-T – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-F-1 – actual return	1,000.00	1,020.86	3.21	.63
Class 529-F-1 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-1 – actual return	1,000.00	1,016.16	8.08	1.59
Class R-1 – assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class R-2 – actual return	1,000.00	1,015.88	7.98	1.57
Class R-2 – assumed 5% return	1,000.00	1,017.29	7.98	1.57
Class R-2E – actual return	1,000.00	1,017.71	6.56	1.29
Class R-2E – assumed 5% return	1,000.00	1,018.70	6.56	1.29
Class R-3 – actual return	1,000.00	1,018.02	5.75	1.13
Class R-3 – assumed 5% return	1,000.00	1,019.51	5.75	1.13
Class R-4 – actual return	1,000.00	1,019.81	4.28	.84
Class R-4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class R-5E – actual return	1,000.00	1,020.57	3.26	.64
Class R-5E – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 – actual return	1,000.00	1,021.26	2.75	.54
Class R-5 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-6 – actual return	1,000.00	1,021.53	2.50	.49
Class R-6 – assumed 5% return	1,000.00	1,022.74	2.50	.49

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Global Balanced Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2019:

Foreign taxes	$0.03 per share
Foreign source income	$0.63 per share
Qualified dividend income	$374,951,000
Section 199A dividends	$935,000
Corporate dividends received deduction	$106,802,000
U.S. government income that may be exempt from state taxation	$44,564,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

34	American Funds Global Balanced Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	17	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Kathy J. Williams, 1955	2019	Former Commissioner, Marin County Human Rights Commission; Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	4	None
James Terrile, 1965	2019	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Global Balanced Fund	35

Board of trustees and other officers (continued)

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Eric S. Richter, 1960 President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Alfonso Barroso, 1971 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research Company[6]
Thomas H. Høgh, 1963 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Winnie Kwan, 1972 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Robert H. Neithart, 1965 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
		Chairman of the Board, Capital Strategy Research, Inc.[6]
David M. Riley, 1967 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Michael W. Stockton, 1967 Secretary	2013-2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	American Funds Global Balanced Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete October 31, 2019, portfolio of American Funds Global Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member of FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GBAL

Registrant:
a) Audit Fees:
2018	$4,000
2019	$90,000

b) Audit-Related Fees:
2018	$4,000
2019	$4,000

c) Tax Fees:
2018	$11,000
2019	$16,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,251,000
2019	$1,591,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	$5,000
2019	$20,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None

2019	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,325,000 for fiscal year 2018 and $1,633,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Global Balanced FundSM
Investment portfolio
October 31, 2019
Common stocks 58.31% Health care 9.83%	Shares	Value (000)
Abbott Laboratories	3,182,879	$266,121
Gilead Sciences, Inc.	3,972,000	253,056
Novartis AG	2,604,950	227,329
AbbVie Inc.	2,661,800	211,746
UnitedHealth Group Inc.	755,000	190,789
Daiichi Sankyo Co., Ltd.	2,862,000	189,228
Thermo Fisher Scientific Inc.	436,000	131,663
Amgen Inc.	616,246	131,414
Stryker Corp.	560,150	121,144
Cigna Corp.	330,000	58,892
Humana Inc.	192,000	56,486
GlaxoSmithKline PLC	2,416,100	55,352
Chugai Pharmaceutical Co., Ltd.	348,300	29,511
BioMarin Pharmaceutical Inc.[1]	390,000	28,552
Alcon Inc.[1]	261,680	15,454
Teva Pharmaceutical Industries Ltd. (ADR)[1]	1,478,500	12,050
Grifols, SA, Class A, non-registered shares	235,172	7,575
		1,986,362
Information technology 7.50%
Microsoft Corp.	2,544,300	364,776
Broadcom Inc.	942,100	275,894
Intel Corp.	3,114,500	176,063
Taiwan Semiconductor Manufacturing Co., Ltd.	16,205,000	158,907
Atlassian Corp. PLC, Class A1	807,286	97,512
ASML Holding NV	312,500	81,905
Adobe Inc.[1]	268,000	74,485
Tokyo Electron Ltd.	329,500	67,355
Qorvo, Inc.[1]	700,000	56,602
Western Union Co.	2,200,000	55,132
Accenture PLC, Class A	295,000	54,699
Samsung Electronics Co., Ltd.	954,500	41,348
PayPal Holdings, Inc.[1]	73,000	7,599
SK hynix, Inc.	49,000	3,454
		1,515,731
Energy 7.47%
Royal Dutch Shell PLC, Class B	8,192,400	235,375
Royal Dutch Shell PLC, Class A (GBP denominated)	2,960,056	85,620
TOTAL SA	4,147,316	218,023
Canadian Natural Resources, Ltd. (CAD denominated)	7,245,000	182,679
BP PLC	22,743,843	144,154
Cenovus Energy Inc. (CAD denominated)	12,910,000	109,976
Exxon Mobil Corp.	1,391,000	93,990
Noble Energy, Inc.	4,800,000	92,448
Baker Hughes Co., Class A	3,020,000	64,628
Chevron Corp.	464,000	53,889
American Funds Global Balanced Fund — Page 1 of 19

Common stocks (continued) Energy (continued)	Shares	Value (000)
EOG Resources, Inc.	702,000	$48,655
Eni SpA	2,800,000	42,377
ONEOK, Inc.	583,800	40,767
Halliburton Co.	1,500,000	28,875
TC Energy Corp. (CAD denominated)	517,695	26,095
Schlumberger Ltd.	762,000	24,910
Kinder Morgan, Inc.	774,663	15,478
Chesapeake Energy Corp.[1]	2,000,000	2,680
		1,510,619
Financials 6.62%
Zurich Insurance Group AG	626,625	244,870
HDFC Bank Ltd.	8,259,040	143,264
BNP Paribas SA	2,674,000	139,602
DBS Group Holdings Ltd.	6,446,000	123,191
Prudential PLC	3,985,495	69,618
Sony Financial Holdings Inc.	3,201,000	69,332
Royal Bank of Canada	765,000	61,706
Société Générale	2,040,672	57,923
Barclays PLC	26,440,861	57,472
B3 SA - Brasil, Bolsa, Balcao	3,836,800	46,285
AIA Group Ltd.	4,309,400	43,144
CME Group Inc., Class A	183,000	37,652
Ping An Insurance (Group) Co. of China, Ltd., Class H	2,912,000	33,724
JPMorgan Chase & Co.	255,000	31,855
Banca Mediolanum SpA	3,584,937	30,727
ABN AMRO Bank NV, depository receipts	1,588,000	29,560
Principal Financial Group, Inc.	488,500	26,076
Sampo Oyj, Class A	542,639	22,235
Banco Santander, SA	4,109,000	16,470
Kotak Mahindra Bank Ltd.	610,000	13,541
ICICI Bank Ltd.	1,469,000	9,590
Ping An Insurance (Group) Co. of China, Ltd., Class A	691,969	8,667
Standard Chartered PLC (GBP denominated)	466,000	4,231
Standard Chartered PLC (HKD denominated)	249,300	2,288
M&G PLC[1]	2,262,400	6,266
Bank of Montreal	70,000	5,182
Hong Kong Exchanges and Clearing Ltd.	156,450	4,891
		1,339,362
Communication services 6.52%
Netflix, Inc.[1]	1,074,250	308,750
Alphabet Inc., Class A1	133,575	168,144
Alphabet Inc., Class C1	84,806	106,865
Facebook, Inc., Class A1	1,343,600	257,501
Tencent Holdings Ltd.	2,380,000	97,436
BCE Inc. (CAD denominated)	1,903,000	90,274
Yandex NV, Class A1	2,360,086	78,803
SoftBank Group Corp.	1,686,000	65,417
Verizon Communications Inc.	740,000	44,748
LG Uplus Corp.	3,653,158	42,232
Nippon Telegraph and Telephone Corp.	692,000	34,449
ITV PLC	13,375,000	23,173
		1,317,792
American Funds Global Balanced Fund — Page 2 of 19

Common stocks (continued) Consumer staples 5.48%	Shares	Value (000)
British American Tobacco PLC	5,278,957	$184,765
British American Tobacco PLC (ADR)	454,516	15,890
Imperial Brands PLC	9,137,600	200,319
Philip Morris International Inc.	2,064,218	168,110
Pernod Ricard SA	837,000	154,495
Nestlé SA	1,205,791	128,732
Kirin Holdings Co., Ltd.	4,605,500	98,303
Altria Group, Inc.	1,996,995	89,445
Coca-Cola Co.	700,000	38,101
Shiseido Co., Ltd.	153,000	12,706
Treasury Wine Estates Ltd.	768,500	9,308
Thai Beverage PCL	11,785,200	7,926
		1,108,100
Utilities 4.45%
E.ON SE	22,054,000	222,282
China Gas Holdings Ltd.	35,160,946	150,095
ENGIE SA, bonus shares[2]	5,655,943	94,590
ENGIE SA	2,041,417	34,140
Dominion Energy, Inc.	1,172,000	96,749
Iberdrola, SA, non-registered shares	8,345,947	85,710
China Resources Gas Group Ltd.	10,932,000	65,989
SSE PLC	2,730,000	45,388
National Grid PLC	3,565,597	41,628
ENN Energy Holdings Ltd.	3,381,000	38,746
Red Eléctrica de Corporación, SA	1,181,800	23,791
		899,108
Industrials 3.12%
General Dynamics Corp.	1,104,600	195,293
Komatsu Ltd.	3,514,800	83,289
CSX Corp.	700,000	49,189
Union Pacific Corp.	276,000	45,667
Aena SME, SA, non-registered shares	240,483	44,121
SMC Corp.	99,300	43,393
Boeing Co.	109,600	37,254
Eiffage SA	308,000	33,087
Airbus SE, non-registered shares	198,500	28,430
L3Harris Technologies, Inc.	127,400	26,284
ASSA ABLOY AB, Class B	1,108,000	26,278
Adani Ports & Special Economic Zone Ltd.	2,390,636	13,340
BAE Systems PLC	625,894	4,672
Westinghouse Air Brake Technologies Corp.	999	69
		630,366
Materials 2.92%
Asahi Kasei Corp.	12,827,600	143,908
Rio Tinto PLC	2,767,200	143,882
Vale SA, ordinary nominative (ADR)	9,021,397	105,911
Air Liquide SA, non-registered shares	619,300	82,263
BHP Group PLC	2,934,000	62,132
Fortescue Metals Group Ltd.	5,260,000	32,307
BASF SE	95,600	7,275
Linde PLC	31,000	6,149
American Funds Global Balanced Fund — Page 3 of 19

Common stocks (continued) Materials (continued)	Shares	Value (000)
Akzo Nobel NV	56,800	$5,229
Glencore PLC	530,000	1,597
		590,653
Consumer discretionary 2.83%
Alibaba Group Holding Ltd. (ADR)[1]	895,500	158,208
Sands China Ltd.	17,246,800	85,288
Hyundai Motor Co.	770,924	80,840
LVMH Moët Hennessy-Louis Vuitton SE	178,000	75,935
Amazon.com, Inc.[1]	36,325	64,537
Kering SA	99,433	56,580
Sony Corp.	283,600	17,399
Hyundai Mobis Co., Ltd.	66,425	13,588
Compass Group PLC	399,000	10,626
Meituan Dianping, Class B1	708,400	8,466
		571,467
Real estate 1.57%
Sun Hung Kai Properties Ltd.	8,632,000	130,979
Crown Castle International Corp. REIT	511,000	70,922
Daito Trust Construction Co., Ltd.	326,500	43,447
American Campus Communities, Inc. REIT	762,000	38,085
China Overseas Land & Investment Ltd.	6,668,000	21,103
American Tower Corp. REIT	33,000	7,197
CK Asset Holdings Ltd.	826,500	5,769
		317,502
Total common stocks (cost: $10,136,246,000)		11,787,062
Preferred securities 1.09% Financials 0.95%
Itaú Unibanco Holding SA, preferred nominative (ADR)	6,046,000	54,596
Itaú Unibanco Holding SA, preferred nominative	5,777,000	52,188
Itaúsa - Investimentos Itaú SA, preferred nominative	12,140,817	41,504
Fannie Mae, Series S, 8.25% noncumulative, preferred shares[1]	1,694,625	19,861
Fannie Mae, Series T, 8.25% noncumulative, preferred shares[1]	167,000	1,870
Fannie Mae, Series R, 7.625% noncumulative, preferred shares[1]	104,000	1,099
Freddie Mac, Series Z, 8.375% noncumulative, preferred shares[1]	1,776,650	20,609
		191,727
Energy 0.14%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	1,132,901	17,095
Petróleo Brasileiro SA (Petrobras), preferred nominative	1,355,000	10,268
		27,363
Health care 0.00%
Grifols, SA, Class B, nonvoting preferred, non-registered shares	19,228	418
Total preferred securities (cost: $185,766,000)		219,508
American Funds Global Balanced Fund — Page 4 of 19

Bonds, notes & other debt instruments 34.89% Bonds & notes of governments & government agencies outside the U.S. 15.37%	Principal amount (000)	Value (000)
Abu Dhabi (Emirate of) 2.50% 2022[3]	$11,100	$11,233
Abu Dhabi (Emirate of) 3.125% 2027[3]	7,100	7,425
Australia (Commonwealth of), Series 128, 5.75% 2022	A$26,350	20,555
Australia (Commonwealth of), Series 133, 5.50% 2023	20,000	15,988
Banque Centrale de Tunisie 6.375% 2026	€7,700	8,419
Belgium (Kingdom of), Series 77, 1.00% 2026	13,190	16,021
Brazil (Federative Republic of) 0% 2020	BRL72,000	17,826
Brazil (Federative Republic of) 0% 2020	35,000	8,580
Brazil (Federative Republic of) 0% 2021	105,000	24,339
Canada 1.00% 2022	C$13,000	9,733
Canada 2.25% 2025	38,300	30,447
Canada 2.75% 2048	9,500	9,194
Chile (Banco Central de) 4.00% 2023	CLP14,775,000	21,047
Chile (Banco Central de) 4.50% 2026	7,985,000	11,720
China (People’s Republic of), Series 1910, 3.86% 2049	CNY513,610	72,712
China Development Bank Corp., Series 1805, 4.04% 2028	197,000	28,286
China Development Bank Corp., Series 1905, 3.48% 2029	447,780	61,716
China Peoples Rep, Series 1906, 3.29% 2029	120,500	17,140
Colombia (Republic of) 3.875% 2027	$480	513
Colombia (Republic of) 4.50% 2029	2,060	2,305
Colombia (Republic of) 5.20% 2049	7,636	9,194
Colombia (Republic of), Series B, 10.00% 2024	COP24,850,000	8,835
Colombia (Republic of), Series B, 6.25% 2025	27,775,000	8,549
Colombia (Republic of), Series B, 6.00% 2028	57,000,000	17,096
Cote d’Ivoire (Republic of) 5.875% 2031	€2,105	2,383
European Financial Stability Facility 0.40% 2025	13,200	15,297
European Investment Bank 2.25% 2022	$19,076	19,362
Export-Import Bank of India 0.59% 2022	¥1,100,000	10,176
French Republic O.A.T. 0.75% 2028	€19,900	24,099
French Republic O.A.T. 0.10% 2029[4]	9,766	12,167
French Republic O.A.T. 0.50% 2029	73,770	87,383
French Republic O.A.T. 3.25% 2045	6,700	12,283
French Republic O.A.T. 2.00% 2048	4,000	6,048
Germany (Federal Republic of) 0.10% 2026[4]	10,353	12,669
Germany (Federal Republic of) 0.25% 2029	7,205	8,563
Germany (Federal Republic of) 0.50% 2030[4]	9,149	12,282
Germany (Federal Republic of) 2.50% 2046	10,220	18,853
Greece (Hellenic Republic of) 3.45% 2024	46,028	58,210
Greece (Hellenic Republic of) 3.375% 2025	12,750	16,324
Greece (Hellenic Republic of) 3.75% 2028	28,080	37,979
Greece (Hellenic Republic of) 3.875% 2029	37,720	52,166
Greece (Hellenic Republic of) 3.90% 2033	6,170	8,753
Greece (Hellenic Republic of) 4.00% 2037	6,030	8,753
Greece (Hellenic Republic of) 4.20% 2042	5,760	8,811
India (Republic of) 7.80% 2021	INR376,800	5,477
India (Republic of) 7.68% 2023	467,000	6,927
India (Republic of) 7.72% 2025	126,000	1,879
India (Republic of) 6.97% 2026	3,333,600	47,868
India (Republic of) 7.59% 2026	492,100	7,293
India (Republic of) 6.79% 2027	241,000	3,429
India (Republic of) 7.17% 2028	732,200	10,658
India (Republic of) 7.59% 2029	280,000	4,159
Indonesia (Republic of) 0.67% 2021	¥300,000	2,788
Indonesia (Republic of) 4.875% 2021	$9,100	9,441
Indonesia (Republic of) 4.875% 2021[3]	1,500	1,556
American Funds Global Balanced Fund — Page 5 of 19

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Indonesia (Republic of) 0.54% 2022	¥300,000	$2,782
Indonesia (Republic of) 3.75% 2022	$4,895	5,042
Indonesia (Republic of) 3.375% 2023	640	656
Indonesia (Republic of) 4.75% 2026	4,800	5,300
Indonesia (Republic of), Series 64, 6.125% 2028	IDR19,420,000	1,323
Indonesia (Republic of), Series 78, 8.25% 2029	224,405,000	17,422
Indonesia (Republic of), Series 68, 8.375% 2034	62,682,000	4,839
Israel (State of) 1.50% 2027	€1,825	2,230
Israel (State of) 2.00% 2027	ILS41,410	12,831
Israel (State of) 1.50% 2029	€1,675	2,065
Israel (State of) 5.50% 2042	ILS61,800	29,610
Italy (Republic of) 1.35% 2022	€6,130	7,071
Italy (Republic of) 0.10% 2023[4]	63,057	71,334
Italy (Republic of) 1.85% 2024	17,750	21,202
Italy (Republic of) 2.80% 2028	189,054	246,992
Italy (Republic of) 3.00% 2029	17,090	22,743
Italy (Republic of) 3.85% 2049	12,030	18,946
Japan, Series 395, 0.10% 2020	¥7,034,000	65,356
Japan, Series 394, 0.10% 2020	1,661,000	15,429
Japan, Series 128, 0.10% 2021	735,000	6,842
Japan, Series 315, 1.20% 2021	2,313,000	21,915
Japan, Series 17, 0.10% 2023[4]	246,515	2,317
Japan, Series 19, 0.10% 2024[4]	1,481,900	13,990
Japan, Series 18, 0.10% 2024[4]	709,240	6,672
Japan, Series 20, 0.10% 2025[4]	666,135	6,301
Japan, Series 340, 0.40% 2025	2,790,000	26,873
Japan, Series 344, 0.10% 2026	1,466,350	13,929
Japan, Series 21, 0.10% 2026[4]	1,320,488	12,533
Japan, Series 346, 0.10% 2027	13,760,100	130,936
Japan, Series 23, 0.10% 2028[4]	10,274,801	98,712
Japan, Series 24, 0.10% 2029[4]	7,809,964	75,033
Japan, Series 145, 1.70% 2033	6,000,000	68,242
Japan, Series 150, 1.40% 2034	660,000	7,314
Japan, Series 21, 2.30% 2035	1,360,000	16,997
Japan, Series 161, 0.60% 2037	2,505,000	24,950
Japan, Series 36, 2.00% 2042	200,000	2,544
Japan, Series 42, 1.70% 2044	1,856,400	22,820
Japan, Series 57, 0.80% 2047	305,000	3,152
Japan, Series 59, 0.70% 2048	916,000	9,235
Japan, Series 62, 0.50% 2049	2,903,400	27,771
Kuwait (State of) 2.75% 2022[3]	$7,300	7,418
Lithuania (Republic of) 7.375% 2020	2,900	2,944
Lithuania (Republic of) 6.625% 2022[3]	1,000	1,103
Maharashtra (State of) 8.12% 2025	INR269,020	4,011
Malaysia (Federation of), Series 0119, 3.906% 2026	MYR56,400	13,903
Malaysia (Federation of), Series 0310, 4.498% 2030	14,450	3,728
Malaysia (Federation of), Series 0418, 4.893% 2038	163,574	44,674
Malaysia (Federation of), Series 0219, 4.467% 2039	32,000	8,221
Malaysia (Federation of), Series 0518, 4.921% 2048	11,000	3,009
Morocco (Kingdom of) 4.25% 2022	$5,700	5,988
Morocco (Kingdom of) 4.25% 2022[3]	500	525
Morocco (Kingdom of) 3.50% 2024	€3,300	4,196
Morocco (Kingdom of) 5.50% 2042	$3,500	4,230
National Highways Authority of India 7.17% 2021	INR480,000	6,855
National Highways Authority of India 7.27% 2022	100,000	1,416
American Funds Global Balanced Fund — Page 6 of 19

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Norway (Kingdom of) 3.75% 2021	NKr290,418	$32,803
Norway (Kingdom of) 2.00% 2023	218,152	24,358
Nova Scotia (Province of) 3.15% 2051	C$5,500	4,839
Panama (Republic of) 3.75% 2026[3]	$2,135	2,229
Panama (Republic of) 4.50% 2047	9,000	10,643
Peru (Republic of) 5.625% 2050	375	550
Philippines (Republic of the) 0.38% 2021	¥400,000	3,716
Poland (Republic of) 4.00% 2024	$1,805	1,954
Poland (Republic of) 3.25% 2026	8,605	9,189
Poland (Republic of), Series 0922, 5.75% 2022	PLN23,800	6,964
Poland (Republic of), Series 0727, 2.50% 2027	135,951	37,086
Poland (Republic of), Series 1029, 2.75% 2029	15,470	4,336
Portuguese Republic , 1.95% 2029	€6,670	8,707
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[3]	$1,170	1,227
Qatar (State of) 5.25% 2020	1,300	1,309
Qatar (State of) 4.50% 2022[3]	1,000	1,052
Qatar (State of) 3.875% 2023[3]	690	729
Qatar (State of) 4.50% 2028[3]	20,940	23,977
Qatar (State of) 5.103% 2048[3]	1,345	1,718
Romania 2.875% 2029	€3,500	4,448
Romania 3.50% 2034	1,865	2,415
Romania 3.875% 2035	5,010	6,672
Romania 3.375% 2038	7,295	9,232
Romania 4.125% 2039	3,825	5,157
Romania 4.625% 2049	33,065	48,110
Romania 4.625% 2049	1,250	1,819
Russian Federation 7.00% 2023	RUB1,215,870	19,577
Russian Federation 7.00% 2023	190,900	3,061
Russian Federation 2.875% 2025	€5,600	7,053
Russian Federation 2.875% 2025	3,400	4,282
Russian Federation 4.375% 2029[3]	$5,000	5,417
Russian Federation 6.90% 2029	RUB567,325	9,180
Russian Federation 8.50% 2031	151,920	2,761
Russian Federation 7.70% 2033	42,120	724
Russian Federation 7.25% 2034	224,860	3,724
Russian Federation 5.10% 2035[3]	$3,200	3,688
Saskatchewan (Province of) 3.05% 2028	C$8,000	6,517
Saudi Arabia (Kingdom of) 2.375% 2021[3]	$1,650	1,655
Saudi Arabia (Kingdom of) 2.894% 2022[3]	3,800	3,864
Saudi Arabia (Kingdom of) 3.628% 2027[3]	3,800	3,994
Saudi Arabia (Kingdom of) 3.625% 2028[3]	8,235	8,681
Serbia (Republic of) 1.50% 2029	€1,099	1,265
South Africa (Republic of) 5.50% 2020	$3,700	3,741
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR363,250	16,673
South Africa (Republic of), Series R-2044, 8.75% 2044	457,400	26,580
South Africa (Republic of), Series R-2048, 8.75% 2048	576,140	33,218
South Korea (Republic of), Series 2209, 2.00% 2022	KRW17,300,000	15,080
South Korea (Republic of), Series 2712, 2.375% 2027	26,409,910	23,791
Spain (Kingdom of) 1.45% 2027	€39,275	48,577
Spain (Kingdom of) 1.45% 2029	21,150	26,339
Spain (Kingdom of) 2.70% 2048	2,690	4,173
Thailand (Kingdom of) 2.125% 2026	THB599,050	20,663
Ukraine Government 16.06% 2022	UAH39,072	1,642
Ukraine Government 17.00% 2022	73,802	3,102
Ukraine Government 17.25% 2022	94,726	3,931
American Funds Global Balanced Fund — Page 7 of 19

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Ukraine Government 6.75% 2026	€3,944	$4,873
United Kingdom 4.75% 2020	£25	33
United Kingdom 2.75% 2024	5,310	7,647
United Kingdom 4.25% 2027	22,870	38,589
United Kingdom 3.25% 2044	7,300	13,715
United Kingdom 3.50% 2045	4,400	8,670
United Kingdom 1.50% 2047	14,860	20,949
United Mexican States 0.70% 2021	¥1,100,000	10,248
United Mexican States 0.62% 2022	100,000	927
United Mexican States, Series M, 6.50% 2021	MXN536,000	27,829
United Mexican States, Series M, 6.50% 2022	488,500	25,390
United Mexican States, Series M20, 10.00% 2024	362,200	21,585
United Mexican States, Series M, 5.75% 2026	933,400	46,228
United Mexican States, Series M, 7.50% 2027	860,800	46,804
United Mexican States, Series M20, 8.50% 2029	361,000	21,044
Uruguay (Oriental Republic of) 9.875% 2022	UYU47,470	1,246
Uruguay (Oriental Republic of) 8.50% 2028	229,512	5,366
		3,106,716
U.S. Treasury bonds & notes 10.65% U.S. Treasury 8.13%
U.S. Treasury 2.00% 2021	$77,625	78,023
U.S. Treasury 2.00% 2021	17,025	17,161
U.S. Treasury 2.125% 2021	49,555	50,084
U.S. Treasury 2.125% 2021	12,700	12,817
U.S. Treasury 2.625% 2021	62,900	63,900
U.S. Treasury 1.75% 2022	176,135	177,301
U.S. Treasury 1.875% 2022	170,147	171,981
U.S. Treasury 1.75% 2023	7,000	7,057
U.S. Treasury 2.25% 2023	60,880	62,644
U.S. Treasury 2.50% 2023	124,600	128,693
U.S. Treasury 2.625% 2023	105,000	108,785
U.S. Treasury 2.625% 2023	10,450	10,865
U.S. Treasury 2.75% 2023[5]	187,725	195,610
U.S. Treasury 2.75% 2023	19,455	20,321
U.S. Treasury 2.125% 2024	37,600	38,640
U.S. Treasury 2.25% 2024	33,000	34,035
U.S. Treasury 2.25% 2024	9,100	9,410
U.S. Treasury 2.375% 2024	51,500	53,327
U.S. Treasury 2.50% 2024	18,750	19,545
U.S. Treasury 2.125% 2025	20,240	20,840
U.S. Treasury 2.75% 2025	62,610	66,594
U.S. Treasury 2.875% 2025	88,359	94,655
U.S. Treasury 2.875% 2025	19,900	21,381
U.S. Treasury 2.25% 2027	50,882	53,277
U.S. Treasury 2.25% 2027	18,600	19,425
U.S. Treasury 2.75% 2028	43,925	47,711
U.S. Treasury 2.875% 2028	30,850	33,890
U.S. Treasury 2.875% 2028	2,680	2,941
U.S. Treasury 3.00% 2048[5]	7,700	9,057
U.S. Treasury 3.00% 2049[5]	11,590	13,674
		1,643,644
American Funds Global Balanced Fund — Page 8 of 19

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 2.52%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	$57,266	$57,334
U.S. Treasury Inflation-Protected Security 0.25% 2025[4]	16,952	17,014
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]	26,399	26,859
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]	7,859	7,959
U.S. Treasury Inflation-Protected Security 0.25% 2029[4,5]	32,096	32,427
U.S. Treasury Inflation-Protected Security 0.875% 2029[4]	239,780	254,795
U.S. Treasury Inflation-Protected Security 1.375% 2044[4,5]	11,779	14,036
U.S. Treasury Inflation-Protected Security 1.00% 2049[4,5]	87,962	98,587
		509,011
Total U.S. Treasury bonds & notes		2,152,655
Corporate bonds & notes 6.77% Health care 1.33%
Abbott Laboratories 3.75% 2026	2,266	2,485
AbbVie Inc. 2.50% 2020	7,400	7,422
AbbVie Inc. 3.20% 2026	4,852	4,972
AbbVie Inc. 4.50% 2035	535	577
Aetna Inc. 2.80% 2023	395	401
Allergan PLC 3.00% 2020	1,870	1,875
Allergan PLC 3.80% 2025	13,030	13,718
Allergan PLC 4.75% 2045	214	228
Amgen Inc. 1.85% 2021	770	771
AstraZeneca PLC 3.50% 2023	4,500	4,719
Bayer US Finance II LLC 3.875% 2023[3]	2,582	2,706
Bayer US Finance II LLC 4.25% 2025[3]	419	450
Becton, Dickinson and Co. 2.675% 2019	1,162	1,162
Becton, Dickinson and Co. 2.894% 2022	2,545	2,595
Becton, Dickinson and Co. 3.734% 2024	1,178	1,260
Becton, Dickinson and Co. 3.70% 2027	1,888	2,032
Bristol-Myers Squibb Co. 2.90% 2024[3]	6,287	6,529
Cigna Corp. 3.40% 2021	1,480	1,517
Cigna Corp. 4.125% 2025	3,250	3,525
CVS Health Corp. 3.35% 2021	449	457
CVS Health Corp. 3.70% 2023	1,155	1,205
EMD Finance LLC 2.40% 2020[3]	5,000	5,004
EMD Finance LLC 3.25% 2025[3]	10,600	10,951
Medtronic, Inc. 3.50% 2025	3,560	3,829
Roche Holdings, Inc. 3.35% 2024[3]	17,400	18,528
Shire PLC 2.40% 2021	5,857	5,892
Shire PLC 2.875% 2023	28,794	29,410
Shire PLC 3.20% 2026	45,865	47,460
Takeda Pharmaceutical Co., Ltd. 4.40% 2023[3]	4,470	4,828
Takeda Pharmaceutical Co., Ltd. 2.25% 2026	€5,875	7,371
Teva Pharmaceutical Finance Co. BV 3.15% 2026	$82,322	62,153
Teva Pharmaceutical Finance Co. BV 4.10% 2046	7,700	5,303
Valeant Pharmaceuticals International, Inc. 6.125% 2025[3]	7,454	7,757
		269,092
Consumer staples 1.16%
Altria Group, Inc. 2.625% 2020	1,700	1,701
Altria Group, Inc. 4.75% 2021	1,500	1,559
Altria Group, Inc. 1.00% 2023	€2,100	2,374
Altria Group, Inc. 3.80% 2024	$34,905	36,592
American Funds Global Balanced Fund — Page 9 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Altria Group, Inc. 1.70% 2025	€12,300	$14,123
Altria Group, Inc. 4.40% 2026	$43,127	46,552
Altria Group, Inc. 2.20% 2027	€6,300	7,407
Anheuser-Busch InBev NV 4.15% 2025	$4,460	4,880
Anheuser-Busch InBev NV 4.00% 2028	2,800	3,093
Anheuser-Busch InBev NV 4.75% 2029	3,950	4,593
British American Tobacco PLC 2.764% 2022	15,270	15,422
British American Tobacco PLC 2.789% 2024	2,625	2,615
British American Tobacco PLC 3.215% 2026	2,181	2,175
British American Tobacco PLC 3.557% 2027	4,460	4,498
British American Tobacco PLC 3.462% 2029	2,625	2,582
British American Tobacco PLC 4.39% 2037	1,940	1,904
British American Tobacco PLC 4.758% 2049	2,040	2,017
Conagra Brands, Inc. 4.30% 2024	6,130	6,582
General Mills, Inc. 3.20% 2021	815	830
JBS Investments GmbH II 6.25% 2023	5,835	5,966
Keurig Dr Pepper Inc. 4.597% 2028	4,975	5,647
Philip Morris International Inc. 2.625% 2022	1,500	1,519
Philip Morris International Inc. 4.25% 2044	1,900	2,096
Reynolds American Inc. 4.00% 2022	670	699
Reynolds American Inc. 4.45% 2025	4,190	4,501
Wal-Mart Stores, Inc. 3.40% 2023	46,000	48,578
Wal-Mart Stores, Inc. 2.85% 2024	3,630	3,793
		234,298
Financials 1.14%
ACE INA Holdings Inc. 2.875% 2022	645	664
ACE INA Holdings Inc. 3.35% 2026	645	694
ACE INA Holdings Inc. 4.35% 2045	665	819
Allianz SE 4.75% (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[6]	€9,000	11,544
Banco del Estado de Chile 2.668% 2021[3]	$2,250	2,254
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[6]	2,100	2,190
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[6]	3,402	3,567
Bank of Ching/Tokyo 0.42% 2021	¥300,000	2,788
Barclays Bank PLC 6.00% 2021	€1,400	1,668
Barclays Bank PLC 10.00% 2021	£3,700	5,390
Barclays Bank PLC 6.625% 2022	€725	930
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)[6]	3,400	4,019
Citigroup Inc. 3.20% 2026	$6,329	6,581
Credit Suisse Group AG 3.00% 2021	3,450	3,518
Goldman Sachs Group, Inc. 1.00% 2021[3]	¥219,000	2,058
Goldman Sachs Group, Inc. 5.25% 2021	$900	949
Goldman Sachs Group, Inc. 2.80% 2022[3]	¥180,000	1,763
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[6]	$6,000	6,100
Goldman Sachs Group, Inc. 3.20% 2023	4,000	4,127
Goldman Sachs Group, Inc. 3.50% 2025	5,205	5,444
Goldman Sachs Group, Inc. 4.75% 2045	2,835	3,432
Groupe BPCE SA 5.70% 2023[3]	7,625	8,457
Groupe BPCE SA 1.00% 2025	€6,800	7,844
HSBC Holdings PLC 4.125% 2020[3]	$560	570
HSBC Holdings PLC 2.95% 2021	570	578
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[6]	4,670	4,778
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[6]	9,368	10,136
Intesa Sanpaolo SpA 6.625% 2023	€2,600	3,495
American Funds Global Balanced Fund — Page 10 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Intesa Sanpaolo SpA 5.017% 2024[3]	$50,065	$52,264
JPMorgan Chase & Co. 2.55% 2021	11,921	12,023
JPMorgan Chase & Co. 3.25% 2022	1,850	1,915
JPMorgan Chase & Co. 2.70% 2023	4,225	4,311
Lloyds Banking Group PLC 6.50% 2020	€4,940	5,648
Lloyds Banking Group PLC 7.625% 2025	£1,225	2,032
Morgan Stanley 3.125% 2026	$3,175	3,295
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)[6]	2,627	2,951
PNC Financial Services Group, Inc. 2.854% 2022[6]	2,000	2,050
Rabobank Nederland 4.625% 2023	3,750	4,044
Rabobank Nederland 2.50% 2026 (5-year EUR Mid-Swap + 1.40% on 5/26/2021)[6]	€5,450	6,295
Santander Holdings USA, Inc. 3.244% 2026[3]	$7,400	7,452
Skandinaviska Enskilda Banken AB 2.80% 2022	5,000	5,094
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[3,6]	2,600	2,878
UniCredit SpA 3.75% 2022[3]	5,000	5,124
UniCredit SpA 5.75% 2025[6]	€1,800	2,110
UniCredit SpA 4.625% 2027[3]	$3,800	4,057
		229,900
Energy 0.85%
Chevron Corp. 1.961% 2020	5,175	5,176
Chevron Corp. 2.498% 2022	9,180	9,327
Enbridge Energy Partners, LP 5.875% 2025	1,845	2,148
Enbridge Energy Partners, LP 7.375% 2045	5,035	7,487
Enbridge Inc. 4.25% 2026	2,685	2,943
Enbridge Inc. 3.70% 2027	2,083	2,215
Energy Transfer Partners, LP 6.25% 2049	2,820	3,393
Halliburton Co. 3.80% 2025	1,410	1,487
Kinder Morgan Energy Partners, LP 5.00% 2043	1,980	2,131
Kinder Morgan, Inc. 4.30% 2025	20,905	22,631
Kinder Morgan, Inc. 5.55% 2045	6,894	8,094
Noble Energy, Inc. 4.95% 2047	3,340	3,563
Occidental Petroleum Corp. 4.40% 2049	3,480	3,532
Petróleos Mexicanos 7.19% 2024	MXN12,367	575
Petróleos Mexicanos 6.875% 2026	$6,715	7,363
Petróleos Mexicanos 7.47% 2026	MXN294,633	13,019
Petróleos Mexicanos 6.50% 2027	$2,000	2,125
Petróleos Mexicanos 6.35% 2048	5,446	5,228
Shell International Finance BV 3.50% 2023	9,735	10,320
Statoil ASA 3.25% 2024	4,100	4,332
Statoil ASA 3.70% 2024	1,475	1,581
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[6]	18,000	19,557
Transocean Inc. 5.80% 2022[6]	5,100	4,896
Transportadora de Gas Peru SA 4.25% 2028[3]	1,700	1,814
Tullow Oil PLC 6.25% 2022	5,000	5,054
Williams Partners LP 4.30% 2024	2,000	2,128
Williams Partners LP 3.90% 2025	945	995
Williams Partners LP 4.00% 2025	18,185	19,318
		172,432
American Funds Global Balanced Fund — Page 11 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities 0.71%	Principal amount (000)	Value (000)
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[3]	$4,800	$4,944
Berkshire Hathaway Energy Co. 3.50% 2025	4,200	4,468
CMS Energy Corp. 3.60% 2025	2,000	2,104
CMS Energy Corp. 3.00% 2026	1,960	2,018
CMS Energy Corp. 3.45% 2027	890	943
Colbun SA 3.95% 2027[3]	6,330	6,563
DTE Energy Co. 3.30% 2022	17,460	17,949
DTE Energy Co. 3.70% 2023	13,990	14,681
Dubai Electricity & Water Authority 7.375% 2020	750	787
Duke Energy Carolinas, Inc. 3.05% 2023	8,535	8,848
Duke Energy Corp. 3.75% 2024	3,950	4,200
Duke Energy Corp. 2.65% 2026	4,700	4,760
Duke Energy Progress, LLC 3.70% 2028	2,400	2,646
Enel Finance International SA 2.75% 2023[3]	10,800	10,896
Enel Finance International SA 3.625% 2027[3]	6,375	6,662
Enel Finance International SA 3.50% 2028[3]	3,800	3,918
Enersis Américas SA 4.00% 2026	1,215	1,262
Exelon Corp. 3.40% 2026	4,390	4,622
Exelon Corp., junior subordinated, 3.497% 2022[6]	1,350	1,390
FirstEnergy Corp. 3.90% 2027	5,935	6,393
FirstEnergy Corp. 3.50% 2028[3]	1,390	1,463
FirstEnergy Corp. 4.85% 2047	1,085	1,295
Niagara Mohawk Power Corp. 3.508% 2024[3]	2,380	2,518
Pacific Gas and Electric Co. 2.95% 2026[7]	1,035	968
Pacific Gas and Electric Co. 3.30% 2027[7]	1,775	1,669
Pacific Gas and Electric Co. 4.65% 2028[3,7]	1,049	1,018
Pacific Gas and Electric Co. 6.35% 2038[7]	2,533	2,590
Pacific Gas and Electric Co. 3.95% 2047[7]	2,920	2,657
State Grid Europe Developement (2014) PLC 1.50% 2022	€541	623
State Grid Overseas Investment Ltd. 1.25% 2022	1,950	2,236
State Grid Overseas Investment Ltd. 1.375% 2025	909	1,063
State Grid Overseas Investment Ltd. 3.50% 2027[3]	$15,000	15,813
State Grid Overseas Investment Ltd. 2.125% 2030	€400	501
		144,468
Consumer discretionary 0.62%
Amazon.com, Inc. 3.30% 2021	$47,700	49,157
Amazon.com, Inc. 2.80% 2024	7,345	7,644
Amazon.com, Inc. 3.15% 2027	2,130	2,274
Bayerische Motoren Werke AG 2.95% 2022[3]	8,050	8,233
DaimlerChrysler North America Holding Corp. 2.45% 2020	2,700	2,708
DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	10,275	10,261
DaimlerChrysler North America Holding Corp. 3.00% 2021[3]	10,500	10,625
Hyundai Capital America 2.55% 2020[3]	5,750	5,760
Hyundai Capital Services Inc. 2.625% 2020[3]	2,185	2,190
Hyundai Capital Services Inc. 3.75% 2023[3]	5,400	5,590
McDonald’s Corp. 3.35% 2023	2,335	2,441
Volkswagen Group of America Finance, LLC 3.875% 2020[3]	3,700	3,768
Volkswagen Group of America Finance, LLC 4.00% 2021[3]	3,700	3,836
Volkswagen Group of America Finance, LLC 4.25% 2023[3]	6,300	6,755
Volkswagen Group of America Finance, LLC 4.625% 2025[3]	3,270	3,635
		124,877
American Funds Global Balanced Fund — Page 12 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services 0.48%	Principal amount (000)	Value (000)
AT&T Inc. 4.25% 2027	$2,130	$2,341
AT&T Inc. 4.10% 2028	5,457	5,915
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[3]	10,050	10,638
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	8,410	8,700
CenturyLink, Inc. 7.50% 2024	3,685	4,192
CenturyLink, Inc., Series T, 5.80% 2022	4,907	5,214
Comcast Corp. 3.95% 2025	7,695	8,458
Deutsche Telekom International Finance BV 1.95% 2021[3]	1,625	1,621
Deutsche Telekom International Finance BV 2.82% 2022[3]	4,625	4,692
Deutsche Telekom International Finance BV 4.375% 2028[3]	6,025	6,727
Deutsche Telekom International Finance BV 9.25% 2032	1,510	2,387
France Télécom 5.375% 2050	£2,000	4,134
KT Corp. 0.30% 2020	¥1,600,000	14,827
KT Corp. 0.31% 2020	200,000	1,854
Sprint Corp. 11.50% 2021	$925	1,074
T-Mobile US, Inc. 6.375% 2025	2,500	2,600
T-Mobile US, Inc. 6.50% 2026	11,275	12,094
Verizon Communications Inc. 4.272% 2036	241	272
		97,740
Information technology 0.15%
Apple Inc. 2.50% 2022	2,970	3,019
Apple Inc. 3.35% 2027	2,650	2,846
Microsoft Corp. 2.40% 2026	10,568	10,837
Microsoft Corp. 3.30% 2027	2,600	2,817
Oracle Corp. 2.65% 2026	5,224	5,365
Oracle Corp. 3.25% 2027	4,246	4,528
		29,412
Industrials 0.14%
Autoridad del Canal de Panama 4.95% 2035[3]	1,300	1,502
Autoridad del Canal de Panama 4.95% 2035	1,025	1,184
DP World Crescent 4.848% 2028[3]	1,125	1,229
ENA Norte Trust 4.95% 2028[3]	709	733
GE Capital European Funding 5.375% 2020	€1,500	1,693
Lima Metro Line 2 Finance Ltd. 5.875% 2034	$4,570	5,365
Lima Metro Line 2 Finance Ltd. 4.35% 2036[3]	1,430	1,523
Lima Metro Line Finance Ltd. 5.875% 2034[3]	2,938	3,449
Mexican Government 5.50% 2046	209	211
Mexican Government 5.50% 2047	1,154	1,159
Mexican Government 5.50% 2047[3]	213	214
Thomson Reuters Corp. 4.30% 2023	1,950	2,099
Union Pacific Corp. 3.15% 2024	2,750	2,878
United Technologies Corp. 4.125% 2028	5,000	5,680
		28,919
Real estate 0.10%
American Campus Communities, Inc. 3.35% 2020	145	147
American Campus Communities, Inc. 3.75% 2023	3,040	3,175
American Campus Communities, Inc. 4.125% 2024	3,730	4,010
Corporate Office Properties LP 3.60% 2023	240	247
Essex Portfolio LP 3.50% 2025	5,120	5,382
Essex Portfolio LP 3.375% 2026	1,545	1,623
American Funds Global Balanced Fund — Page 13 of 19

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
WEA Finance LLC 3.25% 2020[3]	$3,405	$3,441
WEA Finance LLC 3.75% 2024[3]	2,070	2,190
		20,215
Materials 0.09%
Braskem SA 4.50% 2030[3]	1,845	1,831
First Quantum Minerals Ltd. 7.25% 2022[3]	15,550	15,647
		17,478
Total corporate bonds & notes		1,368,831
Mortgage-backed obligations 2.10% Federal agency mortgage-backed obligations 1.72%
Fannie Mae Pool #965616 6.00% 2037[8]	108	124
Fannie Mae Pool #AH3979 4.00% 2041[8]	131	140
Fannie Mae Pool #AB2527 4.00% 2041[8]	102	109
Fannie Mae Pool #AH6783 4.00% 2041[8]	84	90
Fannie Mae Pool #AH4874 4.00% 2041[8]	27	29
Fannie Mae Pool #MA3120 3.50% 2047[8]	127	132
Fannie Mae Pool #CA2452 3.50% 2048[8]	9,974	10,296
Fannie Mae Pool #MA3467 4.00% 2048[8]	20,000	20,791
Fannie Mae Pool #FM1437 4.00% 2048[8]	11,476	11,965
Fannie Mae Pool #MA3521 4.00% 2048[8]	3,163	3,285
Fannie Mae Pool #BK8920 4.00% 2048[8]	1,081	1,128
Fannie Mae Pool #BN1151 4.00% 2048[8]	992	1,031
Fannie Mae Pool #BN2836 4.00% 2048[8]	890	926
Fannie Mae Pool #BK5739 4.00% 2048[8]	850	888
Fannie Mae Pool #BK7083 4.00% 2048[8]	809	841
Fannie Mae Pool #BN0632 4.00% 2048[8]	758	787
Fannie Mae Pool #BK7081 4.00% 2048[8]	659	684
Fannie Mae Pool #BK7464 4.00% 2048[8]	645	670
Fannie Mae Pool #MA3536 4.00% 2048[8]	307	318
Fannie Mae Pool #BN4180 4.00% 2048[8]	214	222
Fannie Mae Pool #MA3496 4.50% 2048[8]	5,229	5,517
Fannie Mae Pool #MA3692 3.50% 2049[8]	38,873	39,895
Fannie Mae Pool #MA3775 3.50% 2049[8]	749	769
Fannie Mae Pool #BN8106 3.50% 2049[8]	590	607
Fannie Mae Pool #CA3138 3.608% 2049[8,9]	5,062	5,221
Fannie Mae Pool #MA3776 4.00% 2049[8]	25,657	26,712
Fannie Mae Pool #MA3693 4.00% 2049[8]	16,085	16,722
Fannie Mae Pool #MA3664 4.00% 2049[8]	10,701	11,102
Fannie Mae Pool #MA3804 4.00% 2049[8]	3,498	3,644
Fannie Mae Pool #BO2188 4.00% 2049[8]	3,405	3,541
Fannie Mae Pool #FM1389 4.50% 2049[8]	6,174	6,485
Fannie Mae Pool #MA3639 4.50% 2049[8]	1,032	1,085
Fannie Mae Pool #BN6006 4.50% 2049[8]	111	117
Fannie Mae Pool #BO2171 4.50% 2049[8]	47	50
Freddie Mac 3.50% 2048[8]	541	558
Freddie Mac 3.738% 2049[8,9]	930	959
Freddie Mac Pool #ZT1545 4.00% 2048[8]	72,718	75,537
Freddie Mac Pool #V84637 4.00% 2048[8]	13,591	14,137
Freddie Mac Pool #ZA6124 4.50% 2048[8]	1,927	2,026
Freddie Mac Pool #ZT1546 4.50% 2048[8]	184	193
Freddie Mac Pool #2B7343 3.769% 2049[8,9]	6,362	6,585
American Funds Global Balanced Fund — Page 14 of 19

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Pool #ZN4802 4.00% 2049[8]	$3,364	$3,500
Freddie Mac Pool #ZA6269 4.50% 2049[8]	2,315	2,434
Government National Mortgage Assn. 4.00% 2045[8]	2,449	2,595
Government National Mortgage Assn. 4.50% 2049[8,10]	845	884
Government National Mortgage Assn. 4.50% 2049[8]	216	226
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[8]	23,132	24,329
Government National Mortgage Assn. Pool #MA6041 4.50% 2049[8]	12,235	12,882
Government National Mortgage Assn. Pool #MA5932 4.50% 2049[8]	1,299	1,362
Uniform Mortgage-Backed Security 4.00% 2049[8,10]	13,736	14,254
Uniform Mortgage-Backed Security 4.50% 2049[8,10]	8,682	9,132
		347,516
Other mortgage-backed securities 0.38%
Korea Housing Finance Corp. 2.50% 2020[3,8]	3,600	3,620
Korea Housing Finance Corp. 2.00% 2021[3,8]	5,900	5,878
Nykredit Realkredit AS, Series 01E, 1.50% 2037[8]	DKr94,500	14,537
Nykredit Realkredit AS, Series 01E, 2.00% 2037[8]	48,894	7,566
Nykredit Realkredit AS, Series 01E, 1.50% 2040[8]	301,438	46,394
		77,995
Total mortgage-backed obligations		425,511
Total bonds, notes & other debt instruments (cost: $6,850,755,000)		7,053,713
Short-term securities 5.25% Money market investments 4.86%	Shares
Capital Group Central Cash Fund 1.92%[11]	9,827,707	982,869
Other short-term securities 0.39%	Principal amount (000)
Argentinian Treasury Bills (16.29%)–0.23% due 7/30/2020–7/31/2020	ARS276,879	2,085
Canadian Treasury Bills 1.67%–1.68% due 9/17/2020–10/15/2020	C$58,010	43,401
Egyptian Treasury Bill 14.11% due 4/7/2020	EGP75,900	4,422
Nigerian Treasury Bill 12.05% due 3/5/2020	NGN3,350,000	8,939
United Kingdom Treasury Bill 0.71% due 4/14/2020	£15,020	19,391
Total short-term securities (cost: $1,068,356,000)		1,061,107
Total investment securities 99.54% (cost: $18,241,123,000)		20,121,390
Other assets less liabilities 0.46%		93,161
Net assets 100.00%		$20,214,551
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[12] (000)	Value at 10/31/2019[13] (000)	Unrealized appreciation (depreciation) at 10/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	700	January 2020	$140,000	$150,921	$289
5 Year U.S. Treasury Note Futures	Long	2,481	January 2020	248,100	295,743	39
10 Year Euro-Bund Futures	Short	447	December 2019	€(44,700)	(85,629)	153
10 Year Ultra U.S. Treasury Note Futures	Long	236	December 2019	$23,600	33,538	(659)
American Funds Global Balanced Fund — Page 15 of 19

Futures contracts  (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount[12] (000)	Value at 10/31/2019[13] (000)	Unrealized appreciation (depreciation) at 10/31/2019 (000)
20 Year U.S. Treasury Bond Futures	Long	552	December 2019	$55,200	$89,079	$(1,777)
30 Year Euro-Buxl Futures	Short	37	December 2019	€(3,700)	(8,664)	545
30 Year Ultra U.S. Treasury Bond Futures	Short	50	December 2019	$(5,000)	(9,488)	(55)
						$(1,465)
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 10/31/2019 (000)
Purchases (000)	Sales (000)
GBP11,100	USD13,890	JPMorgan Chase	11/6/2019	$491
GBP1,285	USD1,599	Standard Chartered Bank	11/6/2019	66
USD1,569	GBP1,285	UBS AG	11/6/2019	(95)
USD14,237	EUR13,010	UBS AG	11/6/2019	(280)
EUR77,773	USD85,395	Morgan Stanley	11/7/2019	1,391
GBP1,967	USD2,423	Goldman Sachs	11/7/2019	125
USD14,687	THB449,500	Standard Chartered Bank	11/7/2019	(200)
CLP15,236,000	USD20,984	Citibank	11/7/2019	(436)
CLP24,005,000	USD33,232	JPMorgan Chase	11/7/2019	(857)
GBP40,250	USD49,988	JPMorgan Chase	11/8/2019	2,165
GBP33,995	EUR38,305	Standard Chartered Bank	11/8/2019	1,302
EUR17,991	USD19,803	Morgan Stanley	11/8/2019	274
EUR12,790	USD14,185	HSBC Bank	11/8/2019	87
PLN31,200	EUR7,277	Standard Chartered Bank	11/8/2019	46
EUR3,004	GBP2,700	UBS AG	11/8/2019	(146)
EUR7,160	PLN31,150	Bank of America, N.A.	11/8/2019	(163)
USD14,078	EUR12,790	Morgan Stanley	11/8/2019	(195)
JPY5,528,590	USD52,002	JPMorgan Chase	11/8/2019	(783)
EUR36,850	USD40,521	Morgan Stanley	11/12/2019	612
USD60,004	EUR53,260	Morgan Stanley	11/12/2019	554
EUR50,536	USD55,699	UBS AG	11/14/2019	717
EUR29,610	USD32,584	Goldman Sachs	11/14/2019	471
EUR22,860	USD25,194	HSBC Bank	11/14/2019	326
USD1,761	BRL7,100	JPMorgan Chase	11/14/2019	(8)
USD12,033	GBP9,750	JPMorgan Chase	11/14/2019	(603)
GBP24,160	USD30,583	Standard Chartered Bank	11/15/2019	728
GBP7,300	USD8,931	JPMorgan Chase	11/15/2019	529
CLP2,888,000	USD4,062	Standard Chartered Bank	11/15/2019	(166)
JPY3,700,870	USD34,677	Morgan Stanley	11/15/2019	(377)
USD17,580	MXN350,700	Citibank	11/15/2019	(607)
JPY1,480,400	USD13,680	Bank of America, N.A.	11/18/2019	43
USD1,394	JPY151,000	Morgan Stanley	11/18/2019	(6)
MXN141,700	USD7,409	Morgan Stanley	11/20/2019	(66)
USD22,561	MXN438,420	Citibank	11/20/2019	(157)
USD21,217	EUR19,150	Bank of America, N.A.	11/20/2019	(169)
USD31,422	CNH223,060	UBS AG	11/20/2019	(210)
USD27,787	EUR25,080	Bank of America, N.A.	11/20/2019	(221)
JPY6,324,900	USD58,370	Morgan Stanley	11/22/2019	274
American Funds Global Balanced Fund — Page 16 of 19

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 10/31/2019 (000)
Purchases (000)	Sales (000)
CNH320,400	USD45,342	Citibank	11/22/2019	$91
EUR6,200	USD6,927	HSBC Bank	11/22/2019	(2)
USD1,092	EUR980	Morgan Stanley	11/22/2019	(3)
USD2,460	CNH17,400	Standard Chartered Bank	11/22/2019	(7)
USD8,308	INR597,200	HSBC Bank	11/22/2019	(94)
USD50,852	CNH360,200	HSBC Bank	11/22/2019	(224)
USD108,012	EUR96,950	Citibank	11/22/2019	(272)
USD6,737	NOK61,571	Goldman Sachs	11/25/2019	41
CZK404,000	EUR15,777	Citibank	11/25/2019	32
EUR1,560	USD1,742	Bank of America, N.A.	11/25/2019	—[14]
THB62	USD2	Citibank	11/25/2019	—[14]
USD21,541	BRL86,550	Goldman Sachs	11/25/2019	(5)
NOK61,571	USD6,732	Goldman Sachs	11/25/2019	(36)
USD33,203	MYR139,021	HSBC Bank	11/25/2019	(49)
USD22,177	ILS78,350	JPMorgan Chase	11/25/2019	(81)
CLP31,936,000	USD44,204	Goldman Sachs	11/25/2019	(1,113)
USD8,775	ZAR129,200	Barclays Bank PLC	11/26/2019	254
USD17,452	ZAR259,500	Goldman Sachs	11/27/2019	341
ZAR218,290	USD14,251	Goldman Sachs	11/27/2019	143
USD15,487	ILS54,625	JPMorgan Chase	11/27/2019	(32)
USD16,728	EUR15,020	UBS AG	11/27/2019	(53)
USD15,818	AUD23,090	Bank of New York Mellon	11/27/2019	(111)
CZK401,100	EUR15,642	JPMorgan Chase	11/29/2019	51
USD35,487	JPY3,746,260	Morgan Stanley	12/6/2019	718
USD21,961	BRL88,000	Citibank	12/18/2019	81
USD1,603	BRL6,270	JPMorgan Chase	12/18/2019	44
BRL660	USD165	Citibank	12/18/2019	(1)
BRL1,925	USD487	HSBC Bank	12/18/2019	(8)
BRL16,605	USD4,364	JPMorgan Chase	12/18/2019	(236)
BRL33,780	USD8,677	Bank of New York Mellon	12/18/2019	(278)
BRL41,300	USD10,593	Bank of New York Mellon	12/18/2019	(324)
USD2,489	BRL10,000	HSBC Bank	12/20/2019	3
BRL10,000	USD2,531	HSBC Bank	12/20/2019	(45)
USD17,467	BRL72,000	Bank of New York Mellon	1/2/2020	(420)
EUR12,650	USD14,125	Standard Chartered Bank	1/30/2020	74
CNH123,200	USD17,449	Standard Chartered Bank	2/10/2020	(19)
USD51,568	CNH368,600	Standard Chartered Bank	2/10/2020	(582)
USD9,158	EUR7,925	Bank of America, N.A.	3/26/2020	232
USD885	EUR765	JPMorgan Chase	3/26/2020	23
EUR3,470	USD3,885	HSBC Bank	3/26/2020	23
USD8,604	BRL35,000	Bank of New York Mellon	4/1/2020	(54)
				$2,558
American Funds Global Balanced Fund — Page 17 of 19

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 10/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 10/31/2019 (000)
(0.0955)%	6-month EURIBOR	7/22/2024	€150,400	$252	$(9)	$261
3-month USD-LIBOR	1.8665%	10/17/2049	$7,380	(134)	9	(143)
					$—	$118
Credit default swaps
Centrally cleared credit default swaps on credit indices — sell protection
Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 10/31/2019 (000)	Upfront receipts (000)	Unrealized appreciation at 10/31/2019 (000)
1.00%/Quarterly	CDX.NA.IG.33	12/20/2024	$317,500	$6,978	$6,476	$502
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $94,590,000, which represented .47% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $412,318,000, which represented 2.04% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $14,737,000, which represented .07% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically.
[10]	Purchased on a TBA basis.
[11]	Rate represents the seven-day yield at 10/31/2019.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.
[14]	Amount less than one thousand.
Key to abbreviations and symbols
ADR = American Depositary Receipts	INR = Indian rupees
ARS = Argentine pesos	JPY/¥ = Japanese yen
AUD/A$ = Australian dollars	KRW = South Korean won
BRL = Brazilian reais	LIBOR = London Interbank Offered Rate
CAD/C$ = Canadian dollars	MXN = Mexican pesos
CLP = Chilean pesos	MYR = Malaysian ringgits
CNH/CNY = Chinese yuan renminbi	NGN = Nigerian naira
COP = Colombian pesos	NOK/NKr = Norwegian kroner
CZK = Czech korunas	PLN = Polish zloty
DKr = Danish kroner	RUB = Russian rubles
EGP = Egyptian pounds	TBA = To-be-announced
EUR/€ = Euros	THB = Thai baht
EURIBOR = Euro Interbank Offered Rate	UAH = Ukrainian hryvnia
GBP/£ = British pounds	USD/$ = U.S. dollars
HKD = Hong Kong dollars	UYU = Uruguayan pesos
IDR = Indonesian rupiah	ZAR = South African rand
ILS = Israeli shekels
American Funds Global Balanced Fund — Page 18 of 19

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2019 Capital Group. All rights reserved.
MFGEFPX-037-1219O-S73203	American Funds Global Balanced Fund — Page 19 of 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Global Balanced Fund (the “Fund”), as of October 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

December 13, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2019

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 31, 2019